UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ARCADIA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

5956 Sherry Lane, Suite 2000

Dallas, TX 75225

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, September 10, 2026

Dear Stockholders of Arcadia Biosciences, Inc.:

We are pleased to invite you to attend our 2026 Annual Meeting of Stockholders to be held virtually on September 10, 2026, at 1:00 p.m. Central Time (the “Meeting”). At the virtual Meeting, we will ask you to consider the following proposals:

1.
To elect one (1) Class II director;
2.
To approve, pursuant to Nasdaq Listing Rule 5635(d), the potential issuance of our common stock upon exercise of the Series A-1 Preferred Investment Options that were sold in our private placement transaction that closed on June 12, 2026 (the “Issuance Proposal”);
3.
To approve the 2026 Omnibus Equity Incentive Plan (the “Plan Proposal”);
4.
To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our outstanding shares of common stock, if our Board of Directors in its discretion determines to effect a reverse stock split at any time before June 30, 2027, at a reverse stock split ratio ranging from 1-for-2 to 1-for-10, as determined by our Board of Directors at a later date (the “Reverse Split Proposal”);
5.
To approve, on a nonbinding advisory basis, the compensation of our named executive officers;
6.
To ratify the appointment of Ramirez Jimenez International CPAs as our independent registered public accountants for the fiscal year ending December 31, 2026;
7.
To approve a proposal to adjourn the Meeting by the Chairperson of the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of the Issuance Proposal or the Reverse Split Proposal (the “Adjournment Proposal”); and
8.
To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RKDA2026 shortly prior to the scheduled start of the meeting and entering the 16‑digit control number found on the proxy card or voting instruction form.

Our Board of Directors has fixed the close of business on July 29, 2026, as the record date for the Meeting. Stockholders of record as of the record date are entitled to notice of, and to vote at, the Meeting or any postponements or adjournments of the Meeting. A list of stockholders entitled to vote at the Meeting will be available upon request for examination by any stockholder for any purpose relating to the Meeting for a period of 10 days ending on September 9, 2026, the day before the Meeting date. To access the list of record stockholders during such 10-day period, stockholders should email ir@arcadiabio.com.

This notice of annual meeting, Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 26, 2026 (the “Annual Report), and our form of proxy are being made available on or about August __, 2026.

Your vote is important. Whether or not you plan to participate in the Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

Thomas J. Schaefer
Chief Executive Officer & Corporate Secretary

Dallas, Texas
August __, 2026

Whether or not you expect to participate in the Annual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on September 10, 2026: Our Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available at the following website: www.proxyvote.com. In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website. Our Proxy Statement and proxy card are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2025, which is being provided as our annual report to stockholders. These materials are also available on the website: http://www.arcadiabio.com. The information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Thursday, September 10, 2026

iv

ARCADIA BIOSCIENCES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 1:00 p.m. Central Time on Thursday, September 10, 2026

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the annual meeting of stockholders of Arcadia Biosciences, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the virtual “Meeting”). The Meeting will be held virtually on Thursday, September 10, 2026, at 1:00 p.m. Central Time. The Meeting can be accessed via the internet at www.virtualshareholdermeeting.com/RKDA2026 where you will be able to listen to the meeting live, submit questions, and vote online.

References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “Arcadia” refer to Arcadia Biosciences, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”).

The Notice of Meeting, this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 26, 2026 (the “Annual Report”), and the form of proxy are first being mailed on or about August __, 2026, to all stockholders entitled to vote at the virtual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT
BELOW IS FOR YOUR CONVENIENCE ONLY AND IS ONLY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD
READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: What is included in the proxy materials?

A: The proxy materials include the Notice of Annual Meeting, this Proxy Statement, the Annual Report and the form of proxy. Our principal executive offices are located at 5956 Sherry Lane, Suite 2000, Dallas, TX 75225, and our telephone number is (214) 974-8921. We maintain a website at www.arcadiabio.com. The information on our website is not a part of this Proxy Statement.

Q: What items will be voted on at the Meeting?

A: Stockholders will vote on the following items at the Meeting:

•
To elect one Class II director;
•
To approve, pursuant to Nasdaq Listing Rule 5635(d), the potential issuance of our common stock, par value $0.001 per share (“Common Stock”), upon exercise of the (a) Series A-1 Preferred Investment Options (the “Series A-1 Options”) that were sold in our private placement transaction (the “Private Placement”) that closed on June 12, 2026 (the “Issuance Proposal”);
•
To approve the 2026 Omnibus Equity Incentive Plan (the “Plan Proposal”);
•
To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our outstanding shares of Common Stock, if the Board in its discretion determines to effect a reverse stock split at any time before June 30, 2027, at a reverse stock split ratio ranging from 1-for-2 to 1-for-10, as determined by the Board at a later date (the “Reverse Split Proposal”);
•
To approve, on a nonbinding advisory basis, the compensation of our named executive officers;
•
To ratify the appointment of Ramirez Jimenez International CPAs as our independent registered public accountants for the fiscal year ending December 31, 2026;
•
To approve a proposal to adjourn the Meeting by the Chairperson of the Meeting to a later date or dates, if deemed necessary or appropriate by the Chairperson of the Meeting, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of the Issuance Proposal or the Reverse Split Proposal (the “Adjournment Proposal”); and
•
To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q: How does the Board of Directors recommend I vote on these proposals?

A: The Board recommends a vote:

•
FOR the election of Gregory D. Waller as the Class II director;
•
FOR the Issuance Proposal;
•
FOR the Plan Proposal;
•
FOR the Reverse Split Proposal;
•
FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers;
•
FOR the ratification of the appointment of Ramirez Jimenez International CPAs as our independent registered public accountants for the fiscal year ending December 31, 2026; and
•
FOR the Adjournment Proposal.

Q: Why is the Company proposing the Issuance Proposal?

A: With respect to the Series A-1 Options, the securities purchase agreement relating to the Private Placement requires the Company to hold an annual or special meeting of stockholders for the purpose of obtaining such approvals as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) (“Nasdaq”) from the stockholders of the Company with respect to the issuance of the Series A-1 Option Shares upon the exercise of the Series A-1 Options (“Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective under Delaware law, the “Stockholder Approval Date”), with the recommendation of the Board of Directors of the Company that such proposals are approved, and provides that the Company will solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and that all management appointed proxyholders will vote their proxies in favor of such proposals.

Our Common Stock is listed on the Nasdaq Capital Market and trades under the ticker symbol “RKDA.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions (or a series of related transactions), other than public offerings, involving the sale, issuance or potential issuance of shares (or securities convertible into or exercisable for shares of common stock) in amount greater than 20% of the outstanding common stock or voting power of the issuer prior to entering into the agreement providing for such issuance at a purchase price less than the applicable “Minimum Price,” as defined in Nasdaq’s listing rules. We are seeking stockholder approval for the issuance of up to an aggregate of 3,993,296 shares of Common Stock, which is more than 20% of the shares of Common Stock that were outstanding before the Private Placement, that are issuable if the Series A-1 Options that were issued in the Private Placement are exercised in the future. Effectively, Stockholder Approval of this Issuance Proposal is one of the conditions for us to be able to receive up to an additional approximately $3.5 million of gross proceeds (before deducting expenses and placement agent fees) if all of the Series A-1 Options were exercised for cash.

Q: Why is the Company proposing the Reverse Split Proposal?

A: Our Board has unanimously adopted a resolution giving our Board the authority to effect a reverse stock split of our Common Stock by means of an amendment (the “Reverse Stock Split Amendment”) to our amended and restated certificate of incorporation (the “Restated Certificate”) at a ratio in the range of between 1‑for‑2 to 1‑for‑10, with such ratio to be determined by the Board (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our Restated Certificate with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to June 30, 2027, or to abandon the Reverse Stock Split altogether. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. On ________ __, 2026, we received a deficiency letter from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). We were provided a period of 180 calendar days, or until ________ __, 2027, to regain compliance with the Bid Price Requirement.

The form of the proposed Reverse Stock Split Amendment is attached to this Proxy Statement as Annex B. If filed, the Reverse Stock Split Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex B. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

Q: Why are you holding a virtual meeting and how can stockholders attend?

A: The Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxyvote.com in advance of the meeting and will available during the online meeting at www.virtualshareholdermeeting.com/RKDA2026. We have designed the Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q: How do I virtually attend the Meeting?

A: We will host the Meeting live online. The webcast of the Meeting will start at 1:00 p.m., Central Time, on September 10, 2026. Online access to the webcast is expected to open approximately fifteen (15) minutes. To be admitted to the virtual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/RKDA2026 using the 16-digit control number on the proxy card or voting instruction form.

Q: Who may vote at the Meeting?

A: Stockholders of record as of the close of business on July 29, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Meeting. As of the Record Date, there were 2,409,211 shares of Arcadia’s Common Stock issued and outstanding, held by 37 holders of record. Each share of Common Stock is entitled to one vote on each matter.

Q: What is the voting requirement to approve each of the proposals?

A: Each director is elected by a plurality of the voting power of the shares present at the Meeting or represented by proxy at the Meeting and entitled to vote on the election of directors at the Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. Accordingly, the one nominee receiving the highest number of affirmative votes will be elected as the Class II director, to serve until the 2029 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect and will not be counted towards the vote.

The approval of the Plan Proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect and will not be counted towards the vote.

The approval of the Reverse Split Proposal requires the affirmative vote of a majority of the votes cast, and abstentions and broker non-votes will have no effect and will not be counted towards the vote, provided that our Common Stock is listed on Nasdaq immediately before the amendment to the Restated Certificate to effect the proposal becomes effective and that we meet the listing requirements of Nasdaq relating to the minimum number of holders immediately after such amendment to our Restated Certificate becomes effective (the “Listing Condition”). If the Listing Condition is not met, the Reverse Split Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock as of the Record Date, and any abstentions with respect to the Reverse Split Proposal would have the same effect as a vote against the Reverse Split Proposal. If the Listing Condition is met, any broker non-votes (if any) will have no effect on the Reverse Split Proposal. If the Listing Condition is not met, any broker non-votes (if any) will be treated as a vote against the Reverse Split Proposal.

The approval of compensation of our named executive officers requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect and will not be counted towards the vote.

The ratification of the appointment of Ramirez Jimenez International CPAs as our independent registered public accountants requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect and will not be counted towards the vote.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect and will not be counted towards the vote.

A summary of the voting provisions provided a valid quorum is present or represented at the Meeting, for the matters described in “What items will be voted on at the Meeting?” is as follows:

Proposal No.	Vote	Board Voting Recommendation	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non-votes (Uninstructed Shares)
	Election of director nominee	FOR	Plurality	No impact	No impact
	Approval of Share Issuance Proposal	FOR	Majority of votes cast affirmatively or negatively	No impact	No impact
	Approval of 2026 Omnibus Equity Incentive Plan	FOR	Majority of votes cast affirmatively or negatively	No impact	No impact
	Approval of Reverse Split Proposal	FOR	Majority of votes cast affirmatively or negatively (1)	No impact	No impact
	Approval on a nonbinding advisory basis, the compensation of our named executive officers	FOR	Majority of votes cast affirmatively or negatively	No impact	No impact
	Ratification of independent registered public accounting firm	FOR	Majority of votes cast affirmatively or negatively	No impact	Broker has the discretion to vote
	Approval of Adjournment Proposal	FOR	Majority of votes cast affirmatively or negatively	No impact	No impact

(1) Represents the vote required provided that our Common Stock is listed on Nasdaq immediately before the amendment to the Restated Certificate to effect the proposal becomes effective and that we meet the Listing Condition requirements of Nasdaq relating to the minimum number of holders immediately after such amendment, in which case, abstentions with respect to the proposal will not be considered “votes cast” and will have no effect on the proposal. If the Listing Condition is not met, the Reverse Split Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock as of the Record Date, and any abstentions with respect to the Reverse Split Proposal would have the same effect as a vote against the Reverse Split Proposal.

Q: What if another matter is properly brought before the Meeting?

A: The Board of Directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q: How many shares must be present or represented to conduct business at the Meeting?

A: At the Meeting, the presence via website or by proxy of one-third of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Meeting is required for the Meeting to proceed. If you have returned valid proxy instructions or attend the Meeting via website, your shares of Common

Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q: If I am a stockholder of record, how do I vote?

A: If you are a stockholder of record, there are four ways to vote:

•
Via the Meeting website.You may vote during the Meeting by visiting www.virtualshareholdermeeting.com/RKDA2026. Please have your 16-digit control number to join the Meeting.
•
Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•
By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•
By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by September 9, 2026.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on September 9, 2026.

Q: If I am a beneficial owner of shares held in street name, how do I vote?

A: If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

•
Via the Meeting website.You may vote during the Meeting by visiting www.virtualshareholdermeeting.com/RKDA2026. Please have the instruction form provided to you by your broker, bank, trustee, or other nominee.
•
Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.
•
By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.
•
By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q: What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A: Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (“Equiniti”), you are considered the stockholder of record with respect to those shares, and the Notice and proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q: How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A: Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, under the rules of the New York Stock Exchange, or NYSE, which are also applicable to Nasdaq-listed companies, your broker will have discretion to vote your shares on matters that the NYSE determines to be “routine” matters, but will not have discretion to vote your shares on matters that the NYSE determines to be “non-routine” matters, absent direction from you, resulting in broker non-votes. We believe that the proposal to ratify the appointment of Ramirez Jimenez International CPAs as our independent registered public accounting firm, the Reverse Split Proposal and the Adjournment Proposal will be regarded as routine matters. We believe that the Issuance Proposal, the approval of the 2026 Omnibus Equity Incentive Plan, and the approval of the compensation of named executive officers, will be regarded as non-routine matters.

Q: Important Notice Regarding the Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 10, 2026. Can I access the proxy materials and annual report electronically?

A: Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full Proxy Statement, Annual Report and form of proxy. This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025, are available on the website: http://www.arcadiabio.com. The information on this website, other than this Proxy Statement, is not part of this Proxy Statement.

Q: Can I change my vote or revoke my proxy?

A: If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Arcadia’s Corporate Secretary at Arcadia Biosciences, Inc., 5956 Sherry Lane, Suite 2000, Dallas, TX 75225 prior to your shares being voted, or (3) attending the Meeting and voting via the internet. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote via website at the Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Meeting and voting via the internet.

Q: Can I attend the meeting in person?

A: No. This meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Meeting, submit your questions, and vote during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/RKDA2026 and entering the 16‑digit control number found on the proxy card or voting instruction form.

Q: If I submit a proxy, how will it be voted?

A: When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described above under “Can I change my vote or revoke my proxy?”

Q: How are proxies solicited for the Meeting?

A: Our Board of Directors is soliciting proxies for use at the Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q: What should I do if I get more than one proxy or voting instruction card?

A: Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the Meeting to ensure that all of your shares are counted.

Q: I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Arcadia stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Arcadia that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Arcadia Biosciences, Inc., 5956 Sherry Lane, Suite 2000, Dallas, TX 75225 or (3) contact our Investor Relations department by email at ir@arcadiabio.com or by telephone at (214) 974‑8921. Stockholders who receive multiple copies of the Proxy Statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q: What if I have questions about my shares or need to change my mailing address?

A: You may contact our transfer agent, Equiniti, by telephone at (800) 937-5449 (U.S.) or (718) 921-8124 (outside the U.S.), or by email at help@Equiniti.com, if you have questions about your Arcadia shares or need to change your mailing address.

Q: How do I ask a question at the Meeting?

A: Only stockholders of record as of the Record Date may submit questions or comments at the Meeting. If you would like to submit a question, you may do so by joining the virtual meeting at www.virtualshareholdermeeting.com/RKDA2026 and typing your question in the box in the meeting portal.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Meeting when you log in prior to the start of the Meeting. In accordance with the rules of conduct, we ask that you limit your questions and remarks to those that are relevant to the proposal at the Meeting. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to the proposal at the Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

Q: Who will tabulate the votes?

A: Thomas J. Schaefer, the Company’s Chief Executive Officer, will serve as the Inspector of Elections and will tabulate the votes at the Meeting.

Q: Where can I find the voting results of the Meeting?

A: We will announce preliminary voting results at the Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Q: What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A: Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to Arcadia’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders, the Corporate Secretary of Arcadia must receive the written proposal at our principal executive offices no later than __________ __, 2027. If we hold our 2027 Annual Meeting of Stockholders more than 30 days before or after September 10, 2027 (the one-year anniversary date of the 2026 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or in a Current Report on Form 8‑K or by other permitted means. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:

Arcadia Biosciences, Inc.
Attn: Corporate Secretary
5956 Sherry Lane, Suite 2000
Dallas, TX 75225

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) pursuant to our proxy materials with respect to such meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder (i) who is a stockholder of record at the time the stockholder provides proper written notice of the proposal which the stockholder seeks to present at our annual meeting, and (ii) who has timely complied in proper written form with the notice procedures set forth in our bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to our bylaws and applicable law. To be timely for our 2027 Annual Meeting of Stockholders, the Corporate Secretary must receive the written notice at our principal executive offices:

•
not earlier than the close of business on May 13, 2027, and
•
not later than the close of business on June 12, 2027.

If we hold our 2027 Annual Meeting of Stockholders more than 30 days before or after September 10, 2027 (the one-year anniversary date of the 2026 Annual Meeting of Stockholders), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by the Corporate Secretary at our principal executive offices not later than the close of business on the later of:

•
the 90th day prior to such annual meeting, and
•
the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth:

1.
As to each matter of business the stockholder intends to bring before the annual meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
2.
As to the stockholder giving notice and the beneficial owner, if any, on whose behalf the business is proposed (each, a “party”), (1) the name and address of each such party; (2) the class, series and number of shares of capital stock of the Company which are owned, directly or indirectly, beneficially and of record by each such party, (3) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (4) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Company, (5) any short interest in any security of the Company held by each such party (a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (6) any rights to dividends on the shares of the Company owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Company, (7) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (8) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to notice of the meeting and/or to vote at the meeting to disclose such ownership as of such record date) (these preceding eight requirements, collectively referred to as the “Notice Requirements”).

Nomination of Director Candidates: A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Corporate Secretary, at 5956 Sherry Lane, Suite 2000, Dallas, TX 75225. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company, and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership.

In addition, our bylaws permit eligible stockholders to nominate directors for election at an annual meeting of stockholders. To be eligible, a stockholder must be a stockholder of record at the time the stockholder provides proper written notice of the proposed nomination. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than July 12, 2027, except that if we hold our 2027 Annual Meeting of Stockholders more than 30 days before or after September 10, 2027 (the one-year anniversary date of the 2026 Annual Meeting of Stockholders), then notice must be provided to our Corporate Secretary at our principal executive offices by the later of (i) July 12, 2027 or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. Nominations by eligible stockholders must also be in proper written form in compliance with our bylaws as summarized below. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

To be in proper written form, a stockholder’s notice to the Corporate Secretary shall set forth:

(a)
As to each person whom the stockholder proposes to nominate for election or re‑election as a director, (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
(b)
As to each party on whose behalf the nomination is made, the Notice Requirements as described on pages 11-12 of this Proxy Statement.

Availability of Bylaws: A copy of our bylaws is available in the Investors section of our website at http://ir.arcadiabio.com under “Corporate Governance.” You may also contact the Corporate Secretary at the address given above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The bylaws, and not the foregoing summary, together with applicable law, control stockholder actions and nominations relating to our annual meetings.

Q: Do I have appraisal rights with respect to any of the proposals?

A: Our stockholders do not have appraisal rights with respect to the matters to be voted upon at the Meeting.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees (ages as of June 30, 2026):

Name	Age	Position
Thomas J. Schaefer	50	President and Chief Executive Officer, Interim Chief Financial Officer
Kevin Comcowich	58	Chair of the Board of Directors
Lilian Shackelford Murray	67	Director
Amy Yoder	59	Director
Gregory D. Waller	76	Director

Executive Officers

Thomas J. Schaefer was appointed as our President and Chief Executive Officer in July 2024 and as our Interim Chief Financial Officer effective in September 2025. Mr. Schaefer served as Chief Financial Officer from January 2023 until his appointment as President and Chief Executive Officer. Mr. Schaefer is an accomplished finance executive with more than 20 years of investment and corporate finance experience. Mr. Schaefer joined Arcadia in July 2020 as senior director of finance and served as vice president of finance and investor relations for the Company until his appointment as Chief Financial Officer. Prior to that, Mr. Schaefer was the director of finance at Flavor Producers, a portfolio company owned by the private equity firm GTCR that specializes in beverages and snacks, from June 2018 through July 2020. Mr. Schaefer worked as a consultant for Applied FP&A, LLC from January 2018 through June 2018. Prior to 2018, he held a number of finance roles with various companies and worked as an equity research analyst with Edward Jones early in his career. Mr. Schaefer, a chartered financial analyst, earned a bachelor of business administration in economics and finance from McKendree University in Lebanon, Illinois and a master of business administration from the Marshall School of Business at the University of Southern California.

Each executive officers serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Nominees for Director

Gregory D. Waller has served as a director of the Company since June 2017. He has also served as a board member of Nuwellis, Inc. since August 2011, a publicly traded company. From October 2011 to October 2015, Mr. Waller was Chief Financial Officer of Ulthera Corporation, a privately-held company providing ultrasound technology for aesthetic and medical applications, which was sold to Merz North America in July 2014. From March 2006 until April 2011, Mr. Waller was Chief Financial Officer of Universal Building Products, a manufacturer of concrete construction accessories. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005 and was formerly the Vice President and Treasurer of Kerr, Ormco Corporation, and Metrex. Mr. Waller’s prior board experience includes service as a director for the following publicly-traded companies: Endologix Corporation, from November 2003 to October 2020; Cardiogenesis Corporation, from April 2007 until its acquisition by Cryolife in 2011; Clarient, Inc., from December 2006 until its acquisition by General Electric Company in December 2010; Biolase Technology, Inc., from October 2009 to August 2010; SenoRx, Inc., from May 2006 until its acquisition by C.R. Bard, Inc. in July 2010; and Alsius Corporation, from June 2007 until its acquisition by Zoll Medical Corporation in September 2009. Mr. Waller has a Master of Business Administration with a concentration in accounting from California State University, Fullerton. We believe Mr. Waller is qualified to serve as a member of our Board of Directors because of his many years of financial and management experience, as well as his familiarity with public company board functions from his service on the board of directors of other public companies.

Other Directors

Kevin Comcowich has served as a director of our Company since November 2016. From January 1, 2022 to February 2, 2022, he served as Interim Chief Executive Officer while the Company conducted a search for a permanent Chief Executive Officer. Before retiring in 2014, he was a founder and portfolio manager of HTX Energy Fund, a hedge fund, in Houston, Texas since 2012. He was previously the President and Chief Investment Officer (CIO) of Sound Energy Partners and served as Chief Information Officer and research analyst for Southport Energy Plus Partners Fund. Mr. Comcowich received his MBA from the University of Indiana and earned his bachelor’s degree from the College of the Holy Cross. We believe Mr. Comcowich is qualified to serve on our Board of Directors due to his extensive experience in financial leadership, business strategy, investment management and global capital market strategies.

Lilian Shackelford Murray joined our Board of Directors in June 2018, and had previously served as a Board observer to the Company from March 2007 until May 2015. Ms. Murray is a Managing Member of Ponte Partners, a secondary investment management firm, since January 2019. Ms. Murray was also the founder and manager of Dovedale Investments, LLC, a money management firm, from January 2011 to February 2023. From 2002 to 2018, Ms. Murray served as a managing member of multiple investment management funds with Saints Capital. Ms. Murray was previously an investment banker with Prudential Volpe Technology Group, Volpe, Brown Whelan, Wheat First Securities, Dean Witter Reynolds and EF Hutton. Ms. Murray’s prior board experience includes service as a director of a number of privately held companies. Ms. Murray received an MBA from Harvard Business School and a BS from the University of Virginia. Ms. Murray’s qualifications to serve on the Board include over 40 years of financial and management experience as a financial advisor, investment banker and managing director of investment funds, as well as her familiarity with the company’s business, operations and board functions from her previous service as a board observer.

Thomas J. Schaefer. See above under the heading “Executive Officers” for information regarding Mr. Schaefer. We believe Mr. Schaefer is qualified to serve on the Board due to his extensive knowledge of the Company’s business and his experience in the investment, corporate finance, and food and beverage areas.

Amy Yoder joined the Board in June 2017. Since October 2024 Ms. Yoder has led the global supply chain for Farmers Business Network. FBN, is one of the largest online retailers for agricultural inputs. From January 2023 to September 2024, she served as the CEO of QC Supply, a company focused on providing retail services and distribution for the agricultural protein segment. From June 2015 to December 2022, she was the President and CEO of Anuvia Plant Nutrients, a company that creates enhanced plant nutrition products from recycled organic waste sources. From 2012 to 2015, Ms. Yoder was the President and CEO of Arysta Life Science, a publicly-held agricultural solutions company. Ms. Yoder has also held a variety of senior sales, marketing and executive positions with companies throughout the agricultural and related industries, including Spectrum Brands, BioLab and United Agri Products. Ms. Yoder received a bachelor’s degree in agricultural technology and systems management from Michigan State University, with an emphasis in crop and soil science. She has served on boards of various companies, agricultural associations and universities including Compass Minerals International, a publicly traded company, between May 2012 and February 2023. We believe Ms. Yoder is qualified to serve on our Board of Directors due to her extensive experience across various agriculture sectors, deep knowledge of the capital markets and public board governance expertise.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to the terms of our Restated Certificate and bylaws. Our Board of Directors currently consists of five directors, four of whom qualify as “independent” under the listing standards of The Nasdaq Stock Market.

Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors, and as of the date of this Proxy Statement, five directors are currently authorized.

In accordance with our Restated Certificate and our bylaws, our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•
the Class I directors are Kevin Comcowich and Thomas J. Schaefer, whose terms will expire at the annual meeting of stockholders to be held in 2028;
•
the Class II director is Gregory D. Waller, whose term will expire at the Meeting, subject to being re‑elected; and
•
the Class III directors are Amy Yoder and Lilian Shackelford Murray, and their terms will expire at the annual meeting of stockholders to be held in 2027.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change of control. Under Delaware law, our directors may be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Directors may not be removed by our stockholders without cause.

Board Meetings and Director Communications

In 2025, the Board of Directors held eight meetings and each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has been a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. Although, we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors attended last year’s annual meeting of stockholders.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s Corporate Secretary in Dallas, Texas, addressed to the intended recipient and care of the Corporate Secretary. The Corporate Secretary will review all incoming stockholder communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications, see “Communications with Our Board of Directors.”

Director Independence

Our Board of Directors has undertaken a review of its composition, the composition of its committees, and the independence of each director, and has considered whether any director has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based on information provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board of Directors has determined that Mses. Shackelford Murray and Yoder, and Messrs. Comcowich and Waller, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC, and the listing standards of The Nasdaq Stock Market. In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director or affiliated entities, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

The Board of Directors also has determined that each director, except for Mr. Schaefer, is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.

Board Committees

Our Board of Directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each of the committees of our Board of Directors are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Our audit committee is currently comprised of Mr. Waller and Mses. Shackelford Murray and Yoder, with Mr. Waller serving as audit committee chair. Our audit committee held four meetings in 2025. Our Board of Directors has determined that each of the members of our audit committee satisfies the requirements for independence and financial literacy under the current listing standards of The Nasdaq Stock Market and SEC rules and regulations, including Rule 10A-3. Our Board of Directors also has determined that Ms. Shackelford Murray and Mr. Waller are audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. The responsibilities of our audit committee include, among other things: (i) selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements; (ii) helping to ensure the independence and performance of the independent registered public accounting firm; (iii) discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results; (iv) developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters; (v) reviewing our policies on risk assessment and risk management, including for cybersecurity risks; (vi) overseeing our principal risk exposures; (vii) reviewing related party transactions; and (viii) approving all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

In accordance with and pursuant to Section 10A(i)(3) of the Exchange Act, our Board of Directors has delegated to Mr. Waller the authority to pre-approve any auditing and permissible non-auditing services to be performed by our registered independent public accounting firm, provided that all such decisions to pre-approve an activity are presented to the full audit committee at its first meeting following any such decision.

Our audit committee was established in accordance with and operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market. A copy of the charter of our audit committee is available in the Investors section of our website at http://ir.arcadiabio.com under “Corporate Governance.”

Compensation Committee

Our compensation committee is currently comprised of Ms. Shackelford Murray and Messrs. Comcowich and Waller, with Ms. Shackelford Murray serving as compensation committee chair. Each member of our compensation committee meets the requirements for independence for compensation committee members under current Nasdaq Stock Market and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. In 2024, our compensation committee held seven meetings. The purpose of our compensation committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. In 2025, the compensation committee held three meetings.

The responsibilities of our compensation committee include, among other things: (i) reviewing, approving, and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers; (ii) administering our stock and equity incentive plans; (iii) reviewing and approving or making recommendations to our Board of Directors regarding incentive compensation and equity plans; and (iv) establishing and reviewing general policies relating to compensation and benefits of our employees.

Our compensation committee has, as it has determined necessary, has engaged independent compensation consulting firms, to provide data and recommendations that the compensation committee has used in setting executive and non-employee director compensation.

Our compensation committee was established in accordance with, and operates under, a written charter that satisfies the applicable rules of the SEC and the listing standards of The Nasdaq Stock Market. A copy of the charter of our compensation committee is available in the Investors section of our website at http://ir.arcadiabio.com under “Corporate Governance.”

Nominating and Governance Committee

Our nominating and governance committee is currently comprised of Ms. Yoder and Messrs. Comcowich and Waller, each of whom is a non-employee member of our Board of Directors, with Ms. Yoder serving as nominating and governance committee chair. Each member of our nominating and governance committee meets the requirements for independence under current Nasdaq Stock Market and SEC rules and regulations. In 2025, our nominating and governance committee held two meetings.

The responsibilities of our nominating and governance committee include, among other things: (i) identifying, evaluating, and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees; (ii) considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees; (iii) reviewing and assessing the adequacy of our corporate governance practices and recommending any proposed changes to our Board of Directors; and (iv) evaluating the performance of our Board of Directors and of individual directors.

Our nominating and governance committee operates under a written charter that satisfies the applicable listing requirements and rules of The Nasdaq Stock Market. A copy of the charter of our nominating and governance committee is available in the Investors section of our website at http://ir.arcadiabio.com under “Corporate Governance.”

Committee Membership

The members of each of these committees as of the date of this Proxy Statement, are identified below.

Audit Committee	Compensation Committee	Nominating and Governance Committee
Gregory D. Waller (chair)	Lilian Shackelford Murray (chair)	Amy Yoder (chair)
Amy Yoder	Kevin Comcowich	Kevin Comcowich
Lilian Shackelford Murray	Gregory D. Waller	Gregory D. Waller

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our nominating and governance committee considers include, without limitation: issues of character, integrity, and judgment; independence; diversity, including diversity of experience; experience in corporate management, operations, finance, business development, and mergers and acquisitions; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; length of service; and any other relevant qualifications, attributes, or skills. Nominees also must have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and should be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and governance committee to perform all Board of Directors responsibilities and responsibilities of those committees on which they serve.

Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and governance committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

The policy of our nominating and governance committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the nominating and governance committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that it should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full Board of Directors the director nominees for selection.

Director Nominations

No material changes have been made to the procedures by which security holders may recommend nominees to our Board from those that were described in our definitive proxy statement for our 2025 annual meeting of stockholders that was filed with the SEC on November 19, 2025.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers, and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available in the Investors section of our website at http://ir.arcadiabio.com under “Corporate Governance.” If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Insider Trading Policy

The Company has adopted an insider trading policy governing the purchase, sale and/or other dispositions of the Company’s securities that applies to its officers, directors and employees as well as other covered persons. The Company believes its insider trading policy and repurchase procedures are reasonably designed to promote compliance with U.S. insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as an exhibit to the Company’s Annual Report on Form 10‑K for the year ended December 31, 2024, as amended.

Board Leadership Structure

Mr. Comcowich currently serves as Chair of our Board and Mr. Schaefer serves as President and Chief Executive Officer. The Board has not adopted a specific policy on whether the same person should serve as both the Chief Executive Officer and Chair of the Board or, if the roles are separate, whether the chair should be selected from the non-employee directors or should be an employee. The Board believes it is appropriate to retain the discretion and flexibility to make these determinations from time to time as needed to provide appropriate leadership for the Company. At this time, the Board believes that it has achieved the best Board leadership structure for the Company by separating the roles of Chair and Chief Executive Officer.

Mr. Comcowich, as Chair, presides at all meetings of the Board, including executive sessions of the Board and the independent directors, facilitates discussions among independent directors on key issues and concerns outside of Board meetings, serves as a liaison between the Chief Executive Officer and the other directors, reviews information to be sent to the Board, collaborates with the Chief Executive Officer and other members of Company management to set meeting agendas and Board information, assists the chairs of the committees of the Board as requested, and performs such other functions and responsibilities as requested by the Board or the independent directors from time to time. In performing the duties described above, the Chair is expected to consult with, and does consult with, the chairs of the appropriate Board committees.

Board’s Role in Risk Oversight

In addition to the responsibilities performed by our audit committee, the Board of Directors plays an active role in overseeing management of the Company’s risks. The Board of Directors focuses on the most significant operational risks facing our Company related to our business, assets, and liabilities, as well as our key financial risks, such as credit risk, interest rate risk, liquidity risk, and other market-related risk. Our Board seeks to ensure that risks undertaken by the Company are consistent with an overall risk profile that is appropriate for the Company and the achievement of its business objectives and strategies. The Board of Directors recognizes that risk management and oversight comprise a dynamic and continuous process and therefore reviews the Company’s risk model and process periodically. The Board of Directors performs these tasks both in collaboration with and independently of the audit committee and Company management.

Non-Employee Director Compensation

The following table summarizes compensation paid to our non-employee directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash(1)	Option Awards	Total
Kevin Comcowich	$90,500	$-	$90,500
Albert D. Bolles, Ph.D.	$46,000	$-	$46,000
Deborah Carosella	$56,500	$-	$56,500
Gregory Waller	$64,000	$-	$64,000
Lilian Shackelford Murray	$65,500	$-	$65,500
Amy Yoder	$62,000	$-	$62,000

(1) Represents the cash annual retainer and the meeting attendance fees earned by the non-employee directors. Also includes $6,000 paid to each of Mr. Comcowich, Ms. Shackelford Murray, Ms. Yoder and Ms. Carosella for serving on a special committee of the Board in connection with the Company’s strategic review process.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2025.

Director Name	Option Grant Date	Number of Options Outstanding		Option Exercise Price Per Share ($)(1)	Option Expiration Date
Kevin Comcowich	10/30/2016	59	(2)	$1,376.00	10/30/2026
	6/7/2017	75	(2)	$584.00	6/7/2027
	6/6/2018	186	(2)	$432.00	6/6/2028
	6/3/2019	403	(2)	$201.60	6/3/2029
	6/1/2020	533	(2)	$147.60	6/1/2030
	7/8/2020	131	(2)	$149.20	7/8/2030
	6/2/2021	637	(2)	$115.60	6/2/2031
	6/1/2022	1,377	(2)	$53.60	6/1/2032
	6/6/2023	2,186	(2)	$4.80	6/6/2033
	8/19/2024	25,455	(2)	$2.71	8/19/2034
Albert D. Bolles, Ph.D.	5/12/2018	205	(2)	$366.40	5/12/2028
	6/6/2018	80	(2)	$432.00	6/6/2028
	6/3/2019	172	(2)	$201.60	6/3/2029
	6/1/2020	228	(2)	$147.60	6/1/2030
	6/2/2021	273	(2)	$115.60	6/2/2031
	6/1/2022	590	(2)	$53.60	6/1/2032
	6/6/2023	937	(2)	$4.80	6/6/2033
	8/19/2024	10,909	(2)	$2.71	8/19/2034
Deborah Carosella	2/22/2021	546	(2)	$130.00	2/22/2031
	6/2/2021	273	(2)	$115.60	6/2/2031
	6/1/2022	590	(2)	$53.60	6/1/2032
	6/6/2023	937	(2)	$4.80	6/6/2033
	8/19/2024	10,909	(2)	$2.71	8/19/2034
Lilian Shackelford Murray	6/6/2018	160	(2)	$432.00	6/6/2028
	6/3/2019	172	(2)	$201.60	6/3/2029
	6/1/2020	228	(2)	$147.60	6/1/2030
	7/8/2020	18	(2)	$149.20	7/8/2030
	6/2/2021	273	(2)	$115.60	6/2/2031
	6/1/2022	590	(2)	$53.60	6/1/2032
	6/6/2023	937	(2)	$4.80	6/6/2033
	8/19/2024	10,909	(2)	$2.71	8/19/2034
Gregory D. Waller	6/7/2017	149	(2)	$584.00	6/7/2027
	6/6/2018	80	(2)	$432.00	6/6/2028
	6/3/2019	172	(2)	$201.60	6/3/2029
	6/1/2020	228	(2)	$147.60	6/1/2030
	6/2/2021	273	(2)	$115.60	6/2/2031
	6/1/2022	590	(2)	$53.60	6/1/2032
	6/6/2023	937	(2)	$4.80	6/6/2033
	8/19/2024	10,909	(2)	$2.71	8/19/2034
Amy Yoder	8/7/2017	253	(2)	$344.00	8/7/2027
	6/6/2018	80	(2)	$432.00	6/6/2028
	6/3/2019	172	(2)	$201.60	6/3/2029
	6/1/2020	228	(2)	$147.60	6/1/2030
	6/2/2021	273	(2)	$115.60	6/2/2031
	6/1/2022	590	(2)	$53.60	6/1/2032
	6/6/2023	937	(2)	$4.80	6/6/2033
	8/19/2024	10,909	(2)	$2.71	8/19/2034

(1) The option exercise price per share reflects the fair market value per share of our Common Stock on the date of grant.

(2) These options are fully vested.

Non-Employee Director Compensation Policy

Cash Compensation

Each non-employee director receives an annual cash retainer of $30,000 for serving on our Board of Directors. The retainer is payable in arrears in equal quarterly installments, subject to such director’s continued service on the last day of the preceding quarter and prorated as necessary to reflect service commencement or termination during the quarter. In addition, with respect to the 2025 year, each non-employee director received the following amount for each regular meeting of the Board attended: (i) $2,500 if attendance is in person or via teleconference, or (ii) $500 if attendance is through telephone; provided, however, that the total meeting fees may not exceed $10,000 per calendar year. Commencing in 2026, the Board eliminated compensation payments for attendance at meetings of the Board or committees and eliminated any separate payments with respect to service on the Special Committee of the Board.

Under the Company’s current policies, the chair and non-chair members of the Board’s three standing committees are entitled to the following additional annual cash fees (payable quarterly in arrears and prorated for partial service in a quarter):

Board Committee	Chair Fee	Non-Chair Member Fee
Audit Committee	$18,000	$7,500
Compensation Committee	$12,000	$6,000
Nominating and Governance Committee	$8,500	$4,500

With respect to the 2025 year, the chair of the Board was entitled to an additional $40,000 annual cash fee (payable quarterly in arrears and prorated for partial service in a quarter). In addition, in 2025, each member of the Special Committee received $6,000 for service on the committee during 2025. Directors who are also employees of the Company do not receive any additional cash or equity compensation for service as a director.

Equity Compensation

Under the Company’s policies in effect during the 2025 year and as currently in effect concerning compensation of non-employee directors, and subject to the availability of an equity compensation plan that has been approved by the Board and the stockholders of the Company, upon joining the Board, each newly elected non-employee director receives an initial option to purchase a number of shares of our Common Stock equal to (x) $60,000 divided by (y) the Black-Scholes value of a share on the date of grant, as determined consistent with the historical practices of the Company. This initial option will vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant, subject to the director’s continued service through each vesting date. The per share exercise price for the initial option will be equal to the fair market value of a share of our Common Stock on the date of grant, which will be equal to the closing price of our Common Stock on the date of grant. An employee director who ceases to be an employee, but who remains a director, will not receive an initial option grant.

In addition, under the Company’s general policies as in effect during the 2025 year and as currently in effect concerning compensation of non-employee directors, and subject to the availability of an equity compensation plan that has been approved by the Board and the stockholders of the Company, on the date of each annual meeting of our stockholders, each non-employee director generally was granted an annual option to purchase a number of shares of our Common Stock equal to equal to (x) $30,000 divided by (y) the Black-Scholes value of a share on the date of grant, as determined consistent with the historical practices of the Company. In addition, the chair of the Board generally was granted an additional annual option to purchase a number of shares of our Common Stock equal to (x) $40,000 divided by (y) the Black-Scholes value of a share on the date of grant, as determined consistent with the historical practices of the Company. The annual options generally vest and become exercisable on the earlier of (i) the one-year anniversary of the date of grant, or (ii) the date of our next annual meeting of stockholders, subject to the director’s or the chair’s, as applicable) continued service through the vesting date. The per share exercise price for annual option grants is equal to the fair market value of a share of our Common Stock on the date of grant. Notwithstanding the vesting schedules described above, the vesting of each equity award will accelerate in full in case of a termination of directorship due to a Change in Control (as defined in the applicable plan governing the award).

Each of the option awards described above is subject to the availability of shares under an equity incentive plan that has been approved by the Board and the stockholders of the Company. The Company’s 2015 Omnibus Equity Incentive Plan (the “2015 Plan”) reached the end of its term and terminated in 2025 before the date of the Company’s 2025 annual meeting of stockholders. As a result, non-employee directors did not receive any option grants or other equity awards in 2025, there is no stockholder approved equity incentive plan pursuant to which directors may be granted options or other equity awards, and no stock options or other equity awards are contemplated to be granted to non-employee directors until a new equity incentive plan has been approved by the Board and the Company’s stockholders.

As described in Plan Proposal elsewhere in this Proxy Statement, if the stockholders approve the 2026 Plan, then on the date of the Meeting, each continuing non-employee director will be granted an annual option to purchase a number of shares of Common Stock, with such number determined as described under “New Plan Benefits” in the Plan Proposal.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers, and 10% stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that, except as described below, all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Exchange Act were timely filed in 2025.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Grants of options and other equity awards to our executive officers and directors are approved by the Compensation Committee or the Board, generally at regularly scheduled meetings or sometimes by unanimous written consent. From time to time, we grant stock options or other equity awards to employees, including the named executive officers. As we do not regularly grant options, we do not maintain any written policies on the timing of awards of stock options. Also, non-employee directors generally receive grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our equity compensation policies for non-employee directors as described above. We have no practice of timing grants of equity awards to coordinate with the release of material non-public information (“MNPI”). Although we have not adopted a formal policy regarding the timing of equity award grants, including stock options, neither our Board nor our Compensation Committee takes MNPI about the Company into account when determining the timing of equity awards, nor do we time the disclosure of MNPI for the purpose of impacting the value of executive compensation.

Except as set forth below, during 2025, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10‑K, or the filing or furnishing of a Form 8-K that disclosed material nonpublic information. As required by Item 402(x) of Regulation S-K under the Securities Exchange Act of 1934, as amended, we are providing the following information relating to such stock options granted to these NEOs because they were granted during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K.

Name	Grant date (1)	Number of securities underlying the award		Exercise price of the award ($) (2)	Grant date fair value of the award ($)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Thomas J. Schaefer	5/9/2025	12,500	(1)	$3.88	$40,001	(9.80)%	(2)

(1) On May 8, 2025, the Company filed a Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2025 (the “May Form 10-Q”) and a current report on Form 8-K related to our financial results for the quarter ended March 31, 2025. On May 9, 2025, the Company granted a stock option to Mr. Schaefer.

(2) This represents the percentage change in the closing market price of the Common Stock between the trading day ending immediately prior to the filing of the May Form 10-Q (May 7, 2025) and the trading day beginning immediately following the filing of the May Form 10-Q (May 9, 2025).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of the Record Date (the “Table Date”), to the extent known to us, by: each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Common Stock; each of our named executive officers; each of our directors; and all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity, except as set forth below, is the beneficial owner of more than 5% of the voting power of our Common Stock as of the close of business on the Table Date.

Under SEC rules, the calculation of the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our Common Stock then owned as well as any shares of our Common Stock subject to options, warrants or preferred investment options held by that person that are currently exercisable or exercisable within 60 days of the Table Date. The second column lists the number of shares of Common Stock beneficially owned by the named person assuming exercise in full of pre-funded warrants, options, warrants or preferred investment options beneficially owned by such person without regard to beneficial ownership limitations or other limitations on the ability to exercise such options or warrants. Shares subject to those options or warrants for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our Common Stock on 2,409,211 shares of our Common Stock outstanding as of the Table Date.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Arcadia Biosciences, Inc., 5956 Sherry Lane, Suite 2000 Dallas, TX 75225.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding (9)
Named Executive Officers, Directors and Director Nominees:
Thomas J. Schaefer (1)	21,387	*
Mark Kawakami	—	*
Kevin Comcowich (2)	31,542	*
Lilian Shackelford Murray (3)	13,501	*
Gregory D. Waller (4)	13,338	*
Amy Yoder (5)	13,442	*
All current executive officers and directors as a group (5 persons) (6)	93,210	4.5%
5% Stockholders:
Sabby Volatility Warrant Master Fund, Ltd. (7)	681,662	9.9%
Armistice Capital Master Fund Ltd. (8)	8,712,616	9.9%

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1)
Mr. Schaefer is our current Chief Executive Officer and was previously our Chief Financial Officer. His beneficial ownership consists of (i) 2,819 shares of Common Stock, and (ii) 18,568 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after the Table Date.
(2)
Mr. Comcowich is the current chair of our Board of Directors. His beneficial ownership consists of (i) 500 shares of Common Stock, and (ii) 31,042 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after the Table Date.
(3)
Ms. Murray serves as a member of our Board of Directors. Her beneficial ownership consists of (i) 214 shares of Common Stock, and (ii) 13,287 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after the Table Date.

(4)
Mr. Waller serves as a member of our Board of Directors. His beneficial ownership consists of 13,338 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after the Table Date.
(5)
Ms. Yoder serves as a member of our Board of Directors. Her beneficial ownership consists of 13,442 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after the Table Date.
(6)
Beneficial ownership consists of (i) 3,533 shares of Common Stock, and (ii) 88,211 shares of Common Stock subject to options exercisable within 60 days of the Table Date, in each case beneficially owned by our current executive officers and directors.
(7)
Includes 681,662 shares of Common Stock issuable upon exercise of preferred investment options. Under the terms of these preferred investment options, the holder may not exercise these instruments to the extent such exercise would cause such holder to beneficially own a number of shares of Common Stock that would exceed 9.99% of our then outstanding Common Stock following such exercise. The number of shares listed in the second column above does not reflect this limitation. Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed, except to the extent of their pecuniary interest therein. The beneficial owner’s address is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.
(8)
Includes the following: (i) 237,592 shares of Common Stock, (ii) 3,656,000 shares issuable upon exercise of Pre-Funded Warrants; (iii) 3,883,496 shares of Common Stock that are issuable upon exercise of the Series A-2 Preferred Investment Options; and (iv) 935,528 shares issuable upon exercise of other preferred investment options, subject to beneficial ownership limitations and limitations on exercise. Does not include 3,883,496 shares issuable upon exercise of Series A-1 Preferred Investment Options, which are not exercisable within 60 days of the Table Date absent stockholder approval, as described elsewhere in this Proxy Statement under the heading “Proposal Two: The Issuance Proposal.” The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The Pre-Funded Warrants, Investment Options and other warrants or preferred investment options are subject to a beneficial ownership limitation of 4.99% or 9.99% (as applicable, and 9.99% for the Pre-Funded Warrants and other preferred investment options), which limitation restricts the holder from exercising that portion of the warrants or preferred investment options that would result in the holder and its affiliates owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation. The number of shares listed in the second column above does not reflect this limitation. Armistice Capital and Mr. Boyd disclaim beneficial ownership of the securities, except to the extent of their respective pecuniary interests therein. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC 510, Madison Avenue, 7th Floor, New York, NY 10022.
(9)
Gives effect to the beneficial ownership limitation on exercise of the pre-funded warrants, investment options, placement agent options and other warrants or preferred investment options held by the named stockholder.

Hedging and Margin Policy

Under the terms of our insider trading policy, no directors, executive officers or other key employees may engage in hedging or derivative transactions involving our securities, such as zero-cost collars or forward sale contracts, and no employee, director or consultant may engage in short sales of our securities, including short sales “against the box.” In addition, no director, executive officer or key employee may enter into any margin transaction involving our stock unless the transaction has been approved by our Compliance Officer.

executive compensation

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to the Board of Directors on its discussions, decisions and other actions. Our Chief Executive Officer makes recommendations to our compensation committee, attends committee meetings, and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Additionally, our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results, and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to the Board of Directors regarding compensation for our Chief Executive Officer. The independent members of the Board of Directors make the final decisions regarding executive compensation for our Chief Executive Officer.

The compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

2025 Summary Compensation Table

The following table provides information regarding the compensation during the fiscal years ended December 31, 2025 and 2024 of (i) each person who served as our chief executive officer during fiscal 2025; (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2025 and whose total compensation for such year exceeded $100,000; and (iii) up to two additional individuals for whom disclosures would have been provided in this table under part (ii) of this sentence, but for the fact that such persons were not serving as executive officers as of the end of fiscal 2025 (sometimes referred to collectively as the “named executive officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Thomas J. Schaefer	2025	$260,000	169,000	(2)	—	$40,001	—	—	$469,001
President and Chief Executive Officer (3)	2024	$260,000	$65,000		—	$43,888	$126,853	$3,736	$499,477
Mark Kawakami	2025	$178,424	—		—	$40,001	—	—	$218,425
Former Chief Financial Officer (4)	2024	$212,742	$53,016		—	$43,888	$57,802	$2,727	370,175

(1) Amounts do not reflect compensation actually received by the officer. Instead, the amounts represent aggregate grant date fair value of options granted during 2025 computed in accordance with ASC Topic 718 Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 13 of the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. On May 9, 2025, each of Mr. Schaefer and Mr. Kawakami was granted an option to purchase 12,500 shares of Common Stock under our 2015 Plan. The stock options have a term of 10 years and vest over four years, with 25% of the shares subject to the stock options vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates.

(2) The amounts shown for 2024 represent amounts earned pursuant to our Executive Incentive Bonus Plan for services in 2024, which were paid in 2025. The amounts for 2024 were determined based on a weighting of the achievement of Financial and Individual Goals. In light of, among other factors, the proposed business combination transaction between the Company and Roosevelt Resources, LP which was terminated in December 2025, the Company did not pay bonuses under its Executive Incentive Bonus Plan to any named executive officer for the 2025 year. Mr. Schaefer is eligible to receive an annual incentive cash bonus and in July 2025 received a discretionary bonus payment for the 2025 year.

(3) Mr. Schaefer served as the Company’s Chief Financial Officer until his appointment as Chief Executive Officer on July 3, 2024. Amounts shown in the table include compensation for services rendered in all capacities.

(4) Mr. Kawakami served as the Vice President of Finance until his appointment as Chief Financial Officer on July 3, 2024. Amounts shown in the table include compensation for services rendered in all capacities. Mr. Kawakami resigned as an officer and employee effective September 12, 2025, and his options have expired and terminated.

Named Executive Officer Employment Arrangements

Thomas J. Schaefer (Interim Chief Financial Officer; President and Chief Executive Officer)

In connection with the appointment of Mr. Schaefer to the position of Chief Financial Officer in January 2023, Mr. Schaefer entered into an employment letter agreement and a CIC Agreement (as defined below). Pursuant to the employment letter, Mr. Schaefer’s annual base salary was increased to $260,000 and his target bonus opportunity was established at 40%. On February 8, 2024, our Board approved a retention bonus of $65,000 for Mr. Schaefer. In order to be eligible for a retention bonus, Mr. Schaefer must have remained employed by Arcadia in good standing until the earlier to occur of (i) a change of control (as defined in the CIC Agreements) and (ii) December 31, 2024, and the bonus was paid in 2025. In August 2024, Mr. Schaefer was granted options to purchase 20,000 shares of Arcadia’s Common Stock under the 2015 Plan. The stock options have a term of 10 years and vest over four years, with 25% of the shares subject to the stock options vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates. Mr. Schaefer is eligible to receive discretionary cash bonuses as determined by the Compensation Committee or the Board of Directors. On May 9, 2025, Mr. Schaefer was granted an option to purchase 12,500 shares of Common Stock under the 2015 Plan. The stock option has a term of 10 years and vests over four years, with 25% of the shares subject to the stock option vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates.

On August 20, 2024, the Company and Mr. Schaefer entered into an employment letter and severance and change in control agreement (the “Schaefer Employment Letter”) that establishes his base salary as of the effective date of his appointment as chief executive officer as $260,000 per annum and his 2024 target bonus opportunity as 40% of his base salary for the portion of 2024 he served as the Company’s chief financial officer and 50% of his base salary for the portion of 2024 that he serves as the Company’s chief executive officer. As set forth in the Schaefer Employment Letter, and consistent with the Company’s other named executive officers, Mr. Schaefer’s employment is “at-will.” Mr. Schaefer also entered into a severance and change in control agreement with the Company (the “Schaefer CIC Agreement”), which by its terms was effective as of the effective date of his employment as chief executive officer and will expire on the third anniversary of the effective date, and which supersedes previous change in control agreements or severance provisions contained in previous employment agreements. Pursuant to the Schaefer CIC Agreement, if the Company terminates Mr. Schaefer’s employment for a reason other than cause or Mr. Schaefer’s death or disability at any time other than during the 12-month period immediately following a change of control, then subject to the execution of a release of claims in favor of the Company and complying with certain other provisions of the Schaefer CIC Agreement, Mr. Schaefer will receive the following severance benefits from the Company: (i) severance in the form of base salary continuation for a period of six months; (ii) reimbursement for premiums paid for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for Mr. Schaefer and his eligible dependents for up to six months; and (iii) a pro-rated portion of the annual cash bonus he would have been entitled to receive for the year of termination if he had remained employed by the Company through the end of such year.

If during the 12-month period immediately following a change of control, (x) the Company terminates Mr. Schaefer’s employment for a reason other than cause or Mr. Schaefer’s death or disability, or (y) Mr. Schaefer resigns from employment for good reason, then, in lieu of the above described severance benefits, Mr. Schaefer shall receive the following severance benefits from the Company: (i) severance in the form of base salary continuation for a period of 12 months; (ii) reimbursement for premiums paid for coverage pursuant to COBRA for Mr. Schaefer and his eligible dependents for up to 12 months; (iii) a pro-rated portion of the annual cash bonus he would have been entitled to receive for the year of termination if he had remained employed by the Company through the end of such year; and (iv) vesting shall accelerate as to 100% of all of Mr. Schaefer’s outstanding equity awards. The Schaefer

CIC Agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced, or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code, in each case based upon the highest marginal rate for the applicable tax.

Mark Kawakami (Former Chief Financial Officer)

On August 20, 2024, the Company and Mr. Kawakami entered into an employment letter and severance and change in control agreement (the “Kawakami Employment Letter”, and together with the Schaefer Employment Letter, the “Employment Letters”) that established his base salary as of the effective date of his appointment as chief financial officer as $212,063 per annum and his 2024 target bonus opportunity as 20% of his base salary for the portion of 2024 he served as the Company’s vice president of finance and 30% of his base salary for the portion of 2024 that he served as the Company’s chief financial officer. As set forth in the Kawakami Employment Letter, and consistent with the Company’s other named executive officers, Mr. Kawakami’s employment was “at-will.” Mr. Kawakami also entered into a severance and change in control agreement with the Company (the “Kawakami CIC Agreement”), which by its terms was effective as of the effective date of his employment as chief financial officer and will expire on the third anniversary of the effective date, and which supersedes previous change in control agreements or severance provisions contained in previous employment agreements. The Kawakami CIC Agreement included provisions generally similar to the provisions contained in the Schaefer CIC Agreement.

In August 2024, Mr. Kawakami was granted options to purchase 20,000 shares of Common Stock under the 2015 Plan. The stock options had a term of 10 years and vested over four years, with 25% of the shares subject to the stock options vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates. Mr. Kawakami was eligible to receive discretionary cash bonuses as determined by the Compensation Committee or the Board of Directors. On May 9, 2025, Mr. Kawakami was granted an option to purchase 12,500 shares of Common Stock under the 2015 Plan. The stock option had a term of 10 years and vested over four years, with 25% of the shares subject to the stock option vesting on the first anniversary of the grant date, and an additional 1/36th of the shares vesting each month thereafter, subject to continued service through the applicable vesting dates.

Mr. Kawakami resigned as an officer and employee effective September 12, 2025, and his options have expired and terminated.

Severance and Change in Control Agreements

The Board has previously approved a form of severance and change in control agreement (the “CIC Agreements”) for our executive officers. The specific terms of the CIC Agreements are discussed below. Each of the CIC Agreements expires by its terms on the third anniversary of the effective date of such agreement.

Pursuant to the CIC Agreements, if we terminate an executive’s employment with us for a reason other than cause (as defined in the CIC Agreements) or the executive’s death or disability (as defined in the CIC Agreements) at any time other than during the 12-month period immediately following a change of control (as defined in the CIC Agreements), then such executive will receive the following severance benefits from the Company: (i) severance in the form of base salary continuation for a period of six months; (ii) reimbursement for premiums paid for coverage pursuant to COBRA, for the executive and the executive’s eligible dependents for up to six months; and (iii) a pro-rated portion of the termination year bonus based on the percentage of the year that executive was employed by the Company in the year of termination.

If during the 12-month period immediately following a change of control (as defined in the CIC Agreements), (x) we terminate an executive’s employment with us for a reason other than cause (as defined in the CIC Agreements) or the executive’s death or disability (as defined in the CIC Agreements), or (y) an executive resigns from such employment for good reason (as defined in the CIC Agreements), then, in lieu of the above described severance benefits, such executive shall receive the following severance benefits from the Company: (i) severance in the form of base salary continuation for a period of 12 months; (ii) reimbursement for premiums paid for coverage pursuant to COBRA, for the executive and the executive’s eligible dependents for up to 12 months; (iii)

vesting shall accelerate as to 100% of all of the executive’s outstanding equity awards; and (iv) a pro-rated portion of the termination year bonus based on the percentage of the year that executive was employed by the Company in the year of termination.

An executive’s receipt of severance payments or benefits pursuant to a CIC Agreement is subject to the executive signing a release of claims in our favor and complying with certain restrictive covenants set forth in the CIC Agreement.

Each CIC Agreement contains a “better after-tax” provision, which provides that if any of the payments to an executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced, or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code, in each case based upon the highest marginal rate for the applicable tax.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our 2025 named executive officers who held any outstanding options as of December 31, 2025.

	Option Awards
Name and Principal Position	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
Thomas J. Schaefer	200	—	(1)	$146.80	7/27/2030
President and Chief Executive Officer	100	—	(2)	$122.00	1/21/2031
	500	—	(3)	$83.60	10/1/2031
	575	—	(4)	$50.80	4/11/2032
	725	50	(5)	$50.80	4/11/2032
	575	—	(6)	$37.60	8/16/2032
	937	313	(7)	$11.20	1/3/2033
	1,026	474	(8)	$7.55	4/4/2033
	6,664	13,336	(9)	$2.71	8/19/2034
	—	12,500	(10)	$3.88	5/9/2035

(1) The stock options vested as to 25% of the shares on July 27, 2021, with the remaining 75% vesting in 36 equal monthly installments thereafter, such that the award is fully vested on July 1, 2024, subject to the executive officer’s continued service through each vesting date.

(2) The stock options vested as to 25% of the shares on January 21, 2022, with the remaining 75% vesting in 36 equal monthly installments thereafter, such that the award is fully vested on January 31, 2025, subject to the executive officer’s continued service through each vesting date.

(3) The stock options vest in 48 equal installments beginning November 1, 2021, and ending October 1, 2025, subject to the executive officer’s continued service through each vesting date.

(4) The stock options vested as to 50% of the shares on April 11, 2023, with the remaining 50% of shares vested on April 11, 2024.

(5) The stock options vested as to 25% of the shares on April 11, 2023, with the remaining 75% of shares vesting in 36 equal monthly installments thereafter, such that the award is fully vested on March 31, 2026, subject to the executive officer’s continued service through each vesting date.

(6) The stock options vest in three equal annual installments beginning August 16, 2023, and ending August 31, 2026, subject to the executive officer’s continued service through each vesting date.

(7) The stock options vested as to 25% of the shares on January 3, 2024, with the remaining 75% vesting in 36 equal monthly installments thereafter, such that the award is fully vested on December 31, 2026, subject to the executive officer’s continued service through each vesting date.

(8) The stock options vested as to 25% of the shares on April 4, 2024, with the remaining 75% of shares vesting in 36 equal monthly installments thereafter, such that the award is fully vested on March 31, 2027, subject to the executive officer’s continued service through each vesting date.

(9) The stock options vested as to 25% of the shares on August 19, 2025, with the remaining 75% of shares vesting in 36 equal monthly installments thereafter, such that the award is fully vested on August 31, 2028, subject to the executive officer’s continued service through each vesting date.

(10) The stock options will vest as to 25% of the shares on May 9, 2026, with the remaining 75% of shares vesting in 36 equal monthly installments thereafter, such that the award is fully vested on May 31, 2029, subject to the executive officer’s continued service through each vesting date.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we provide the following disclosure, as it applies to smaller reporting companies, regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

In determining the “compensation actually paid” (“CAP”) to our PEOs and NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the 2023, 2024 and 2025 fiscal years. Note that for our NEOs other than the PEOs, compensation is reported as an average.

The following table sets forth information concerning the compensation of our PEOs and NEOs for each of the fiscal years ended December 31, 2025, 2024 and 2023, and our financial performance for each such fiscal year.

Fiscal Year	SCT Total for Thomas J. Schaefer PEO	SCT Total for Stanley E. Jacot PEO	CAP to Thomas J. Schaefer PEO (1)	CAP to Stanley E. Jacot Jr. PEO (1)	Average SCT Total for Non- PEO NEOs	Average CAP to Non-PEO NEOs (1)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (2)	Net Loss (in thousands)
2025	$469,001	$-	$380,169	$-	$218,425	$111,907	$36	$(2,339)
2024	$499,477	$518,108	$567,345	$532,040	$262,501	$294,651	$(7)	$(7,038)
2023	$-	$525,177	$-	$487,532	$363,404	$342,561	$8	$(13,986)

(1)
Compensation actually paid to our NEOs reflect the following adjustments for the fiscal years ended December 31, 2025, 2024 and 2023.
(2)
The amounts reported represent the measurement period value of an investment of $100 in our stock on December 29, 2023 (the last trading day of the 2023 fiscal year) and then valued again on each of December 31, 2024 (the last trading day of the 2024 fiscal year) and December 31, 2025 (the last trading day of the 2025 fiscal year), based on the closing price per share of the Company’s Common Stock as of such dates.

Adjustments to Determine Compensation "Actually Paid" to PEOs and NEOs

	2025			2024			2023
Adjustments	Thomas J. Schaefer PEO	Stanley E. Jacot Jr. PEO	Average Non-PEO NEOs (1)	Thomas J. Schaefer PEO	Stanley E. Jacot Jr. PEO	Average Non-PEO NEOs (2)	Stanley E. Jacot Jr. PEO	Average Non-PEO NEOs (3)
Deduct the amounts reported under the "Stock Awards" and "Option Awards" columns in the SCT.	$(40,001)	—	$(40,001)	$(43,888)	—	$(21,944)	$(10,021)	$(16,204)
Add the year-end fair value of any equity awards granted in the year that are outstanding and unvested as of the end of the covered year.	16,504	—	—	104,078	—	52,039	3,221	4,435
Add (Deduct) the change in fair value as of the end of the year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the covered year.	(54,287)	—	—	2,783	—	487	(30,864)	(9,600)
Add the fair value as of the vesting date for awards that are granted and vest in the same covered year.	—	—	—	—	—	—	—	—
Add the change in fair value from the end of the prior year to the vesting date for awards granted in prior years that vest in the covered year.	(11,048)	—	(10,514)	4,896	14,079	1,676	19	526
Deduct the fair value at the end of the prior fiscal year for awards granted in prior years that were forfeited during the covered year.	—	—	(56,002)	—	(147)	(108)	—	—
Add the value of any dividends, dividend equivalents, or other earnings paid on stock or option awards that are not otherwise reflected in the fair value of such award or included in any other component of total compensation	—	—	—	—	—	—	—	—
Total Adjustments	$(88,833)	$-	$(106,518)	$67,868	$13,932	$32,150	$(37,645)	$(20,844)

(1)
Non-PEO NEOs include Mark Kawakami, former Chief Financial Officer.
(2)
Non-PEO NEOs include Mark Kawakami, former Chief Financial Officer and Laura Pitlik, former Chief Marketing Officer.
(3)
Non-PEO NEOs include Pam Haley, Thomas J, Schaefer, former Chief Financial Officer and Laura Pitlik, former Chief Marketing Officer.

Pay Versus Performance Narrative

The graphs below display the relationship between compensation actually paid to the PEOs and the average compensation actually paid to the non-PEO NEOs and the Company’s total shareholder return ("TSR") (based on a fixed investment of $100 on December 30, 2022) and net loss for the years presented.ap vs TSR FY21 - FY22

CAP vs. Net Loss FY21

CAP vs. TSR FY21 – FY22

CAP vs. Net Loss FY21 – FY22

Equity Benefit and Stock Plans

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2025, we maintained three equity compensation plans, all of which were approved by the Board of Directors and our stockholders prior to our initial public offering in May 2015. The terms of all three plans have expired and no new awards may be made under the plans. The following table provides the information shown as of December 31, 2025 for each of the three plans and for certain warrants granted to entities.

Plan	Shares issuable upon exercise of outstanding plan options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Shares remaining available for future issuance under equity compensation plans (excluding those reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders (1)	179,963	(2)	$14.65	—	(3)
Equity compensation plans not approved by security holders	51,876	(4)	$1.34	—
Total	231,839		$11.67	—

(1)
Includes the following plans: 2006 Stock Plan, 2015 Plan, and the 2015 Employee Stock Purchase Plan (“ESPP”). Only option grants were made under the 2006 Stock Plan and 2015 Plan.
(2)
As of December 31, 2025, there were 179,963 outstanding options or other equity grants under the 2015 and 2006 Plans, and there had been purchases pursuant to the ESPP of 10,560 shares.
(3)
The 2015 Plan and ESPP expired in 2025.
(4)
Consists of the following warrants to purchase shares of our Common Stock that were outstanding as of December 31, 2025: (i) 805 warrants issued on July 8, 2020 to a placement agent in an equity financing that expire on the fifth anniversary of the issue date and that have an exercise price of $198.75 per share, (ii) 9,848 warrants issued on January 28, 2021 to a placement agent in an equity financing that expire five and one-half years after the issue date and that have an exercise price of $159.60 per share, (iii) 5,906 preferred investment options issued on August 16, 2022 to a placement agent in an equity financing that expire on the fifth anniversary of the issue date and that have an exercise price of $52.94 per share, (iv) 1,000 warrants issued on October 18, 2022 to a consulting entity that vest monthly as to 1/12th of the underlying shares, expire on the fifth anniversary of the issue date and that have an exercise price of $16 per share, (v) 1,000 warrants issued on December 21, 2022 to a consulting entity that vest monthly as to 1/12th of the underlying shares, expire on the fifth anniversary of the issue date and that have an exercise price of $11.20 per share, and (vi) 33,317 preferred investment options issued on March 6, 2023 to a placement agent in an equity financing that expire on the fifth anniversary of the issue date and that have an exercise price of $11.25 per share.

Limitation of Liability and Indemnification Matters

Our Restated Certificate provides that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our Restated Certificate from limiting the liability of our directors for the following:

(1)
any breach of their duty of loyalty to the Company or our stockholders;
(2)
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
(3)
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
(4)
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission, or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

In addition to the indemnification required in our Restated Certificate and bylaws, we entered into an indemnification agreement with each member of the Board of Directors and each of our executive officers. These agreements provide for the indemnification of our directors and officers for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our Company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our Company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Restated Certificate and our bylaws may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, director nominees, officers, employees, or other agents or is or was serving at our request as a director, director nominee, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers or affiliated entities, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board of Directors. In our indemnification agreements with these non-employee directors, we have agreed that our indemnification obligations will be primary to any such other indemnification arrangements.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

In addition to director and executive officer compensation arrangements and agreements discussed above under “Executive Compensation” of this Proxy Statement, since January 1, 2024, we have not been a party to any transactions or currently proposed transactions in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two fiscal years, and in which any of our directors, executive officers, immediate family member thereof, beneficial holders of more than 5% of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest, other than as described below, or as otherwise not required to be reported (a “related party transaction”).

We have entered into indemnification agreements with our non-employee directors. Each agreement provides, among other things, that we will indemnify the director to the fullest extent permissible under Delaware law against liabilities and certain expenses (including attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by the indemnitee in any action or proceeding), that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

On January 9, 2026, we entered into inducement letter agreements (the “Inducement Letters”) with Sabby Volatility Warrant Master Fund, Ltd. and Armistice Capital Master Fund Ltd. (the “Participating Holders”) pursuant to which such Participating Holders agreed to exercise certain outstanding preferred investment options (the “Existing Options”) to purchase an aggregate of 808,595 shares of Common Stock and/or Abeyance Shares (as described below). The Existing Options had an exercise price of $9.00 per share and were originally issued in December 2020, January 2021, August 2022, and March 2023. Pursuant to the Inducement Letters, the Participating Holders agreed to exercise for cash the Existing Options at a reduced exercise price of $2.575 per share, in consideration for the Company’s agreement to issue new preferred investment options (the “January Investment Options”) to purchase up to 1,617,190 shares (the “January Investment Option Shares”) of Common Stock. The January Investment Options have an exercise price of $2.325 per share, are exercisable immediately upon issuance, and expire on the date that is 30 months following the effective date of the resale registration statement described below (the “January Option Termination Date”). The closing of the transactions contemplated by the Inducement Letters occurred on January 12, 2026. The Company received aggregate gross proceeds of approximately $2.1 million from the exercise of the Existing Options by the Participating Holders, before deducting placement agent fees and other offering expenses payable by the Company. In the event that the exercise of the Existing Options would have otherwise caused a Participating Holder to exceed the beneficial ownership limitations set forth in such Participating Holder’s Existing Options (4.99% or 9.99%, as applicable), we issued to such Participating Holder the number of shares of Common Stock that would not cause such Participating Holder to exceed such beneficial ownership limitation, as directed by such Participating Holder, and agreed to hold such Participating Holder’s balance of shares of Common Stock in abeyance (“Abeyance Shares”) until we receive notice from such Participating Holder that the balance of shares of Common Stock may be issued in compliance with such beneficial ownership limitations, with such Abeyance Shares evidenced through such Holder’s Existing Options, which Participating Holder’s Existing Options deemed prepaid and may be exercised pursuant to a notice of exercise from the applicable Participating Holder. We also agreed to file a registration statement with the SEC to register the resale of the January Investment Option Shares issuable upon exercise of the January Investment Options, which registration statement was filed and has been declared effective by the SEC, and to keep the registration statement effective at all times until no holder of Options owns any January Investment Options or January Investment Option Shares.

On June 11, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Armistice Capital Master Fund Ltd. (the “Purchaser”) for the sale and issuance in a private placement (the “Private Placement”) of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 3,883,496 shares (“Pre-Funded Warrant Shares”) of Common Stock, (ii) Series A-1 preferred investment options (the “Series A-1 Options”) to purchase up to a total of 3,883,496 shares of Common Stock (“Series A-1 Option Shares”), and (iii) Series A-2 preferred investment options (the “Series A-2 Options” and together with the Series A-1 Options, the “Investment Options”) to purchase up to a total of 3,883,496 shares of Common Stock (“Series A-2 Option Shares” and together with the Series A-1 Option Shares and Pre-Funded Warrant Shares, the “Option Shares”), at a purchase price of $1.0299 per Pre-Funded Warrant and accompanying Investment Options. Gross proceeds from the sale of the Pre-Funded Warrants and Investment Options were approximately $4 million, before deducting offering costs and expenses. The closing of the sale of the Pre-Funded Warrants and Investment Options took place on June 12, 2026.

Each Pre-Funded Warrant sold in the Private Placement is exercisable for one share of Common Stock at an exercise price of $0.0001 per share, is immediately exercisable, and will not expire until fully exercised. The Series A-1 Options have an exercise price of $0.91 per share, will be exercisable on and after the Stockholder Approval Date (as defined below) and will expire five years after the Stockholder Approval Date. The Series A-2 Options are exercisable immediately upon issuance, will expire 24 months following the effective date of the registration statement described below, and have an exercise price of $0.91 per share.

Under the terms of the Pre-Funded Warrants and Investment Options, a holder (together with its affiliates) may not exercise any portion of the Pre-Funded Warrant or Investment Option (as applicable) to the extent that the holder would beneficially own more than 4.99% or 9.99% (as applicable), of the outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 9.99%, provided that any such increase shall be effective upon 61 days’ prior notice to the Company (the “Beneficial Ownership Limitation”). In addition, in certain circumstances, upon a fundamental transaction (as defined in the Pre-Funded Warrant or Investment Options), a holder of Pre‑Funded Warrants or Investment Options will be entitled to receive, upon exercise of the Pre-Funded Warrants or Investment Option, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants or Investment Option immediately prior to the fundamental transaction. The Investment Options also provide that, in the event of certain kinds of fundamental transactions, including, among other things, certain kinds of mergers or consolidations, sale of all or substantially all of our assets or certain stock sale transactions, then in certain circumstances the holder of such Investment Options has the option, by delivering a notice within 30 days after the closing of such fundamental transaction, to require us to pay to such holders an amount of cash equal to the Black-Scholes value of the Investment Option, calculated as provided therein.

We also agreed to file a registration statement with the SEC to register the resale of the Pre-Funded Warrant Shares and Option Shares, which registration statement was filed and has been declared effective by the SEC, and to keep the registration statement effective at all times until all Pre-Funded Warrant Shares and Option Shares have been sold or may be freely resold.

Policies and Procedures for Related Party Transactions

Our audit committee charter states that our audit committee is responsible for reviewing and approving in advance any related party transaction, which is a transaction between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets for the last two fiscal years in any calendar year. Our audit committee has adopted policies and procedures for review of, and standards for approval of, such a related party transaction. For purposes of these policies and procedures, a related person is defined as an executive officer, director, or nominee for director, including his or her immediate family members, or a beneficial owner of greater than 5% our Common Stock, in each case since the beginning of the most recently completed year.

It is our intention to ensure that all future transactions between us and our officers, directors, and principal stockholders and their affiliates are approved by the audit committee of our Board of Directors and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director, including our non-employee directors, may send their communications in writing to the Corporate Secretary at Arcadia Biosciences, Inc., 5956 Sherry Lane, Suite 2000, Dallas, TX 75225, Attn: Corporate Secretary. The Corporate Secretary will review incoming communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chair of the Board. The Corporate Secretary may decide in the exercise of his or her judgment whether a response to any communication is necessary and will provide a report to the nominating and governance committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary. This procedure for communications with the non-management directors is administered by the Company’s nominating and governance committee. This procedure does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

AUDIT COMMITTEE REPORT

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Arcadia filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025, with our management. In addition, the audit committee has discussed with Deloitte & Touche LLP, our independent registered public accountants with respect to the fiscal year ended December 31, 2025, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from Deloitte & Touche LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Gregory D. Waller (Chair)
Lilian Shackelford Murray
Amy Yoder

PROPOSAL ONE:
ELECTION OF DIRECTORS

Our Board of Directors consists of five members. In accordance with our Restated Certificate, the Board of Directors is divided into three classes with staggered three-year terms. At the Meeting, one director will be re‑elected for a three-year term.

Nominee

Our nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Gregory D. Waller as the nominee for re-election to the Board of Directors at the Meeting. If re‑elected, Mr. Waller will serve as the Class II director until our annual meeting in 2029, and until a successor is qualified and elected or until his earlier resignation, death or removal.

Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominee.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Gregory D. Waller. If the nominee is unable or declines to serve as the director at the time of the Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares present at the Meeting or represented by proxy at the meeting and entitled to vote on the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF GREGORY D. WALLER AS THE CLASS II DIRECTOR.

PROPOSAL TWO:
THE ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Company is seeking stockholder approval for the issuance of shares of Common Stock that are issuable upon exercise of the Series A-1 Options that were issued by the Company on June 12, 2026, to purchase up to an aggregate of 3,883,496 shares of Common Stock, under applicable listing rules and regulations of the Nasdaq Stock Market.

On June 11, 2026, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional accredited investor (the “Purchaser”) for the sale and issuance in a private placement (the “Private Placement”) of (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 3,883,496 shares (“Pre-Funded Warrant Shares”) of Common Stock, (ii) Series A-1 preferred investment options (the “Series A-1 Options”) to purchase up to a total of 3,883,496 shares of Common Stock (“Series A-1 Option Shares”), and (iii) Series A-2 preferred investment options (the “Series A-2 Options” and together with the Series A‑1 Options, the “Investment Options”) to purchase up to a total of 3,883,496 shares of Common Stock (“Series A-2 Option Shares” and together with the Series A-1 Option Shares and Pre-Funded Warrant Shares, the “Option Shares”), at a purchase price of $1.0299 per Pre-Funded Warrant and accompanying Investment Options. Gross proceeds from the sale of the Pre-Funded Warrants and Investment Options were approximately $4 million, before deducting offering costs and expenses. The closing of the sale of the Pre-Funded Warrants and Investment Options took place on June 12, 2026 (the “Closing Date”).

Each Pre-Funded Warrant sold in the Private Placement is exercisable for one share of Common Stock at an exercise price of $0.0001 per share, is immediately exercisable, and will not expire until fully exercised. The Series A-1 Options have an exercise price of $0.91 per share, will be exercisable on and after the Stockholder Approval Date (as defined below) and will expire five years after the Stockholder Approval Date. The Series A-2 Options are exercisable immediately upon issuance, expire 24 months following the effective date of the Registration Statement described below, and have an exercise price of $0.91 per share.

Under the terms of the Pre-Funded Warrants and Investment Options, a holder (together with its affiliates) may not exercise any portion of the Pre-Funded Warrant or Investment Option (as applicable) to the extent that the holder would beneficially own more than 4.99% or 9.99% (as applicable) of the outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 9.99%, provided that any such increase will be effective upon 61 days’ prior notice to the Company.

The Purchase Agreement requires the Company to hold an annual or special meeting of stockholders on or before the date that is 90 days after the Closing Date for the purpose of obtaining such approvals as may be required by the applicable rules and regulations of the Nasdaq Stock Market LLC (or any successor entity) from the stockholders of the Company with respect to the issuance of the Series A-1 Option Shares upon the exercise of the Series A-1 Options (“Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective under Delaware law, the “Stockholder Approval Date”), with the recommendation of the Board that such proposals are approved, and provides that the Company will solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement, and that all management appointed proxyholders will vote their proxies in favor of such proposals. If the Company does not obtain Stockholder Approval at the first meeting, the Company is required to call a meeting every 90 days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Investment Options are no longer outstanding.

Reasons for the Private Placement

As of March 31, 2026, the Company’s cash and cash equivalents were approximately $954,000. As a result, in June 2026, the Board determined that it was necessary to raise additional funds for working capital and general corporate purposes. We believe that the Private Placement, which yielded gross proceeds of approximately $4 million, was appropriate in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Private Placement, the Board considered the possibility of other alternatives to the transaction, none of which the Board believed would have resulted in aggregate terms equivalent to, or more favorable then, the terms obtained in the Private Placement.

Description of the Series A-1 Options

Set forth below is a summary of certain terms of the Series A-1 Options.

Exercisability

The Series A-1 Options have an exercise price of $0.91 per share (the “Exercise Price”), will be exercisable, if at all, on and after the Stockholder Approval Date, and expire five years after the Stockholder Approval Date. If no effective registration statement is available to register the resale of Common Stock issuable upon the exercise of the Series A-1 Options, the holders may exercise by means of a “cashless exercise” procedure.

No Fractional Shares

No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Series A‑1 Options. As to any fraction of a share which the holder would otherwise be entitled to purchase upon such exercise, the Company will, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

Exercise Limitation

In general, a holder of the Series A-1 Options does not have the right to exercise any portion of a Series A‑1 Option if the holder (together with its Attribution Parties (as defined in the Series A-1 Option) would beneficially own in excess of 4.99% or 9.99% (as applicable) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A‑1 Options (the “Beneficial Ownership Limitation”). Any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Cashless Exercise

If at the time of exercise of a Series A-1 Option there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of, the Series A-1 Option Shares, in lieu of making the cash payment otherwise contemplated to be made to us upon the exercise of any Series A-1 Option in payment of the aggregate Exercise Price, the holder may, at its option, instead receive upon such exercise (either in whole or in part) only the net number of shares of Common Stock determined according to a formula set forth in the Series A-1 Options.

Adjustment for Stock Splits

The exercise price of the Series A-1 Options is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

Dividends or Distributions

During the time that a Series A-1 Option is outstanding, if we declare or make any dividend or other distribution of the Company’s assets (or rights to acquire the Company’s assets) to holders of shares of Common Stock as a class, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), then, in each such case, the holder of the Series A-1 Option will be entitled to participate in such distribution to the same extent that the holder would have participated therein if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series A-1 Option (without regard to the Beneficial Ownership Limitation) (provided, however, that, to the extent that the holder’s right to participate in any such Distribution would result in the holder exceeding the Beneficial Ownership Limitation, then the holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

Subsequent Rights Offerings; Purchase Rights; Certain Share Issuances; Variable Rate Transactions

If we grant, issue or sell any Common Stock or securities exercisable for, exchangeable for or convertible into Common Stock (“Common Stock Equivalents”), or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock, referred to as Purchase Rights, then each holder of the Series A-1 Options will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Series A-1 Options immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights (the “record date”), or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (without regard to the Beneficial Ownership Limitation) (the “Rights Determination Date”); provided, however, that to the extent that the holder’s right to participate in any such Purchase Right would result in the holder exceeding the Beneficial Ownership Limitation, then the holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the holder until the earlier of (i) such time, if ever, as its right thereto would not result in the holder exceeding the Beneficial Ownership Limitation, and (ii) three months after the Rights Determination Date.

Pursuant to the terms of the Purchase Agreement, the Company has agreed that it will not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or file any registration statement or amendment or supplement thereto, subject to certain exceptions, during the 60-day period following the date on which the registration statement covering the resale of the Pre-Funded Warrant Shares and Option Shares has been declared effective, subject to certain customary exceptions. The Company also agreed, for a period of one year after the effective date of the registration statement, not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents in a “Variable Rate Transaction” as defined in the Purchase Agreement, subject to certain exceptions.

Fundamental Transaction

If a fundamental transaction (as defined in the Series A-1 Option), occurs, then the successor entity (if not the Company) will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of the Company’s obligations under the Series A-1 Options with the same effect as if such successor entity had been named in the Series A-1 Option itself. If holders of the Common Stock are given a choice as to the securities, cash or property to be received in the fundamental transaction, then the holder will be given the same choice as to the consideration it receives upon any exercise of the Series A-1 Option following such fundamental transaction. Upon a fundamental transaction (as defined in the Series A-1 Options), a holder of Series A-1 Options will be entitled to receive, upon exercise of the Series A-1 Option, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Series A-1 Option immediately prior to the fundamental transaction. Notwithstanding the foregoing, in the event of certain kinds of fundamental transactions, the holders of the Series A‑1 Options have the right, by delivering a notice within 30 days after the closing of such fundamental transaction, to require us or a successor entity to redeem the Series A-1 Options for cash in the amount of the Black Scholes Value (as defined in each Series A-1 Option) of the unexercised portion of the Series A-1 Option; provided, however, that if such a fundamental transaction is not in the Company’s control, including a fundamental transaction not approved by the Board, or (2) the alternate consideration payable to holders of the Common Stock in such fundamental transaction consists of equity securities of the successor entity (or its ultimate parent) that are quoted or listed on a nationally recognized securities exchange, then the holders of the Series A-1 Options will only be entitled to receive from us or the successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of the Series A-1 Option that is being offered and paid to the holders of Common Stock in connection with the fundamental transaction, whether that consideration is in the form of cash, stock or any combination of cash and stock, or whether the holders of Common Stock are given the choice to receive alternative forms of consideration in connection with the fundamental transaction.

Transferability

Subject to applicable laws, the Series A-1 Options may be offered for sale, sold, transferred or assigned.

Rights as a Stockholder

Except as otherwise provided in the Series A-1 Options or by virtue of a holder’s ownership of shares of Common Stock, the holders of the Series A-1 Options do not have the rights or privileges of holders of our Common Stock, including any voting rights, unless and until they exercise their Series A-1 Options.

Amendments

Any provision of the Series A-1 Options, as well as the Pre-Funded Warrants and Series A-2 Options (including the Beneficial Ownership Limitation or other provisions), may be amended with the written consent of the holder and us.

Listing

There is no established public trading market for the Series A-1 Options or other Investment Options, and we do not expect a market to develop. In addition, we do not intend to apply for listing of any of the Investment Options on any national securities exchange.

Reasons for the Issuance Proposal

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq Capital Market”) and trades under the ticker symbol “RKDA.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions (or a series of related transactions), other than public offerings, involving the sale, issuance or potential issuance of shares (or securities convertible into or exercisable for shares of common stock) in amount greater than 20% of the outstanding common stock or voting power of the issuer prior to entering into a definitive agreement for such issuance for less than the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction; or (ii) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding the signing of the binding agreement. We structured the Private Placement as an at-the-market private placement. In determining whether an offering is priced at-the-market under Nasdaq rules, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of Common Stock, which value is generally deemed to be a discount to market price, unless that amount is paid. However, with the goal of ensuring that the Private Placement qualified as at-the-market private placement under Nasdaq Listing Rule 5635, the Series A-1 Options provide that they may not be exercised, and therefore have no attribution value, until Stockholder Approval of their exercise is obtained. Accordingly, we are seeking stockholder approval for the issuance of up to an aggregate of 3,993,296 shares of Common Stock that are issuable upon the exercise of the Series A-1 Options. Effectively, Stockholder Approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $3.5 million (before deducting expenses and placement agent fees) upon the exercise of the Series A-1 Options, if exercised for cash. If the Series A-1 Options cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

We are not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement or the transactions contemplated by the Purchase Agreement, as the Private Placement has already been completed and the Pre-Funded Warrants and Investment Options have already been issued. We are only asking for approval to issue the Series A-1 Option Shares upon exercise of the Series A-1 Options.

The Board has determined that the ability to issue securities pursuant to the Series A-1 Options is in the best interests of the Company and its stockholders in order to comply with the terms of the Purchase Agreement and to receive the economic benefits of the Series A-1 Options upon exercise thereof. However, we cannot predict whether or when the holders will exercise their Series A-1 Options. As such, we are unable to accurately forecast or predict with any certainty the total amount of Series A-1 Option Shares that may ultimately be issued.

Potential Consequences if the Issuance Proposal is Not Approved

The failure of our stockholders to approve this Issuance Proposal will mean that we (i) cannot permit the exercise of the Series A-1 Options, and (ii) may incur substantial additional costs and expenses because, among other reasons, we will need to hold one or more additional meetings of stockholders to vote upon this proposal.

Each Series A-1 Option has an initial exercise price of $0.91 per share. Accordingly, we would realize an aggregate of up to approximately $3.5 million in gross proceeds if all the Series A-1 Options were exercised based on such value. If the Series A-1 Options cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations or cause us to have to seek alternative financing sources which may not be available on terms as favorable or at all.

In addition, in connection with the Private Placement and the issuance of the Series A-1 Options, we have agreed to seek stockholder approval every 90 days until our stockholders approve the issuance of the Series A-1 Option Shares or until such time as none of the Investment Options are outstanding. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Issuance Proposal

If the Issuance Proposal is approved, existing stockholders could suffer substantial and significant dilution in their ownership interests in the future upon the issuance of the Series A-1 Option Shares upon exercise of the Series A-1 Options. Assuming the full exercise of the Series A-1 Options, an aggregate of 3,883,496 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

The exercise, or even perceived ability of the holders of the Series A-1 Options to exercise, could cause the price of our Common Stock to decline or to be depressed by this perceived issuance. Upon issuance of shares of our Common Stock upon the exercise of the Series A-1 Options, there would be a greater number of shares of Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Required Vote

The affirmative vote of a majority of the votes cast affirmatively or negatively is required for approval of this proposal. Broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO TO APPROVE THE ISSUANCE PROPOSAL.

PROPOSAL THREE:
APPROVAL OF 2026 OMNIBUS EQUITY INCENTIVE PLAN

On July 28, 2026, the Board approved the 2026 Omnibus Equity Incentive Plan (the “2026 Plan”), subject to approval by our stockholders. The 2026 Plan is the successor to the Company’s 2015 Omnibus Equity Incentive Plan (the “2015 Plan”), which was originally adopted by the Board and the stockholders in 2015 and the term of which has expired. In this Proposal Three (the “Plan Proposal”), stockholders are requested to approve the 2026 Plan.

Our executive officers and members of the Board will be eligible to receive awards under the 2026 Plan and therefore have an interest in this proposal.

Reasons for Approving the 2026 Plan

Equity Grants are an Important Part of Our Compensation Philosophy

The Company is proposing the approval of the 2026 Plan in order to provide for a pool of shares to be available to make equity awards to current and future employees, directors and eligible consultants, in order to provide them with equity incentives in amounts that the Company and the Board deem desirable. Our 2015 Plan terminated in 2025, and no further awards may be made pursuant to the 2015 Plan. We strongly believe that the approval of the 2026 Plan is critical to our ongoing effort to build stockholder value. We rely on highly skilled employees to implement our strategic goals and expand our business. There is significant competition for these types of skilled professionals and many other companies also use stock-based awards to attract, motivate and retain their employees. The Board of Directors and its Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate professionals with superior ability, experience and leadership capability. Historically, we have issued stock options or other stock awards, including new hire stock awards, under the 2015 Plan. We believe these forms of equity compensation align the interests of our employees, directors and consultants with the interests of our stockholders, encourage retention and promote actions that result in long-term stockholder value creation.

Stockholder approval of the 2026 Plan is necessary in order for us to meet the stockholder approval requirements of the Nasdaq Stock Market that (with certain exceptions) require stockholder approval of equity plans or other equity compensation arrangements, as well as to grant incentive stock options under the 2026 Plan. If the stockholders do not approve the 2026 Plan, then the Company will not be able to make new equity awards under a stockholder-approved plan, which would adversely affect our ability to provide equity-based compensation to help attract new employees and directors, as well as adversely affect our ability to incentivize and retain our existing personnel.

If this proposal is not approved, with certain limited exceptions for options granted to newly hired employees, we would not have any shares available for future grants and could not provide meaningful equity compensation to our employees, directors and consultants in the future. If we are unable to provide equity compensation at levels that we believe are consistent with our historical practice or norms within our industry, we expect that we would have considerable difficulty attracting and retaining highly qualified employees, directors and consultants, which could have a material adverse effect on our business. While we could increase cash compensation, subject to having available cash resources, we believe equity-based grants are a more effective compensation vehicle than cash because they align employee and stockholder interests, while minimizing impact on current income and cash flow.

Description of the 2026 Plan

The principal features of the 2026 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2026 Plan. Stockholders are urged to read the actual text of the 2026 Plan in its entirety, which is appended to this Proxy Statement as Appendix A.

Shares Available for Issuance

If this Proposal is approved, and subject to adjustment upon certain changes in capitalization and to annual increases in the number of shares available for issuance under the 2026 Plan as described below, the aggregate number of shares of our Common Stock that may be initially issued under the 2026 Plan is 400,000 shares of Common Stock. Furthermore, (i) shares covered by awards that expire or, in the case of options or stock appreciation rights, shares that are not purchased or issued as a result of the award becoming unexercisable without having been exercised in full, (ii) shares covered by awards that are surrendered pursuant to an exchange program permitted under the 2026 Plan, (iii) shares that are repurchased by, or forfeited back to, the Company due to failure to vest, (iv) shares used to pay the exercise price of an award or to satisfy tax withholding obligations related to an award, and (v) shares covered by an award that are not actually issued because the award is instead settled with a cash payment (such shares, collectively, “Returned Shares”) shall again become available for future grant or sale under the 2026 Plan.

The number of shares available for issuance under the 2026 Plan also includes an annual increase on the first day of each year equal to the least of: (i) 4% of the outstanding shares of Common Stock as of the last day of our immediately preceding fiscal year; or (ii) such other lower amount as our Board of Directors may determine before the commencement of the first day of such year (the “Additional Share Reserve”).

As of July 29, 2026, the closing price of our Common Stock was $0.63 per share.

Plan Administration

Our Board of Directors or a committee of our Board of Directors may administer the 2026 Plan. Subject to the provisions of our 2026 Plan, the administrator has the power to determine the recipients and terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards, and the form of consideration, if any, payable upon exercise.

Types of Awards and Eligibility

The 2026 Plan provides for the following types of awards: incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit (“RSU”) awards, stock appreciation rights, performance stock awards, and performance unit awards.

Awards may be granted under the 2026 Plan to our employees, directors and consultants. Only our employees, or employees of a “parent corporation” or a “subsidiary corporation,” may receive incentive stock options; provided, however, that subject to adjustment upon certain changes in capitalization, the maximum number of shares that may be issued under the 2026 Plan upon the exercise of incentive stock options will equal 4,000,000 shares, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that become available as Returned Shares for issuance under the 2026 Plan or that become available pursuant to the Additional Share Reserve as described above, and an additional number of shares on January 1 of each year equal to the lesser to 400,000 shares and the Additional Share Reserve for such year. As of June 30, 2026, we had approximately five employees (including our officers) and four non-employee directors of the Company that would be eligible to participate in the 2026 Plan. Our consultants are also eligible to participate in the 2026 Plan. The number of our consultants generally fluctuates, but as of June 30, 2026, there were less than 10 consultants of the Company that would be eligible to participate in the 2026 Plan.

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. Stock option grants may be incentive stock options or nonstatutory stock options. Each option is evidenced by a stock option agreement. The administrator determines the terms of a stock option, including the number of shares subject to each award, the form of consideration payable at exercise and the fair market value applicable to an award. The exercise price of options granted under our 2026 Plan must at least be equal to the fair market value of the Common Stock on the date of grant. Generally, the term of an incentive stock option may not exceed 10 years. However, in the case of an incentive stock option granted to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant.

After the termination of service of an employee, director or consultant, the participant may exercise his or her option for the period of time stated in the applicable award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). Generally, the option will remain exercisable for three months following the termination of service. In the event of termination of service due to the death or disability of the employee, director or consultant, such employee’s option will remain exercisable for 12 months following the event causing the termination. In no event may an option be exercised later than the expiration of its term. Notwithstanding the foregoing, with respect to Options granted to a non-employee director (an “Outside Director”), subject to the provisions of the 2026 Plan regarding Change in Control transactions and unless provided otherwise in the Award Agreement for the Option, an Option granted to an Outside Director will, following termination of the Outside Director’s status as a Service Provider (as defined in the 2026 Plan), remain exercisable for the full initial term of the Option specified in the Award Agreement (but in no event more than 10 years from the date of grant of the Option).

Restricted Stock

Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator determines the number of shares of restricted stock granted and may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

RSUs

RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. The administrator determines the terms and conditions of RSUs, including the number of units granted, the vesting criteria (which may include accomplishing specified performance criteria or continued service to us), and the form and timing of payment. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Stock Appreciation Rights

Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Common Stock between the exercise date and the date of grant. Subject to the provisions of our 2026 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of Common Stock, or a combination thereof. However, the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Performance Units and Performance Shares

Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator establishes organizational or individual performance goals in its discretion. The extent to which these organizational or individual performance goals are met will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Further, the administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2026 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime.

Changes to Capital Structure

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2026 Plan, the administrator may adjust the number and class of shares that may be delivered under the 2026 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2026 Plan.

Merger or Change in Control

The 2026 Plan provides that in the event of a merger or Change in Control, as defined in the 2026 Plan, each outstanding award will be treated as the administrator determines, including whether the successor corporation or its parent or subsidiary will assume or substitute an equivalent award for each outstanding award. The administrator is not required to treat all awards similarly. If there is no assumption or substitution of outstanding awards, the awards will fully vest, all restrictions will lapse, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and the awards will become fully exercisable. Additionally, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period. In the event of a Change in Control transaction, the vesting of all awards granted to Outside Directors will accelerate and such awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Administrator determines.

Clawback

All awards and benefits received under the 2026 Plan will be subject to any clawback or similar policy adopted by the Company or any applicable law.

Duration, Suspension, Termination, and Amendment

The administrator may amend, alter, suspend or terminate the 2026 Plan at any time; provided that no such amendment, alteration, suspension or termination may materially impair the rights of any participant without the written consent of such participant holding awards. Further, we must obtain stockholder approval of any amendment to the extent necessary to comply with applicable law.

The 2026 Plan will terminate 10 years from the date that the Board approved the 2026 Plan, unless earlier terminated by the Board. No awards may be granted under the while the 2026 Plan is suspended or after it is terminated. Termination of the 2026 Plan will not affect the administrator’s ability to exercise the powers granted to it with respect to awards granted under the 2026 Plan prior to the date of such termination.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the 2026 Plan. This summary is not exhaustive, and does not discuss state, local or foreign tax laws.

Award Implications for Us

Subject to the requirement of reasonableness, the deduction limitations imposed by Section 162(m) of the Code (described below) and the satisfaction of a tax reporting obligation, we are entitled to a deduction in the same amount and in the same year as the ordinary income recognized by participants with respect to the awards they receive pursuant to the 2026 Plan.

Award Implications for Participants

An optionee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise; however, the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period.

No taxable income is generally recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will generally recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and fair market value of the shares on the exercise date is treated as long-term or short-term capital gain or loss, depending on the holding period.

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and the participant’s purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. Such gain or loss will be long-term or short-term depending on whether the shares were held for more than one year.

No taxable income is recognized upon receipt of a RSU award. In general, the participant will recognize ordinary income, in the year in which the shares subject to that RUS vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance.

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the excess of the fair market value of the shares on the date they are received over any amounts paid by the recipient for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, long-term or short-term depending on whether the shares were held for more than one year.

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of cash awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received. If the participant receives shares of restricted stock or RSUs, the participant generally will be taxed in the same manner as described above for restricted stock or RSUs, as applicable. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and income previously recognized on the shares, will be taxed as capital gain or loss, long-term or short-term depending on whether the shares were held for more than one year.

Tax Withholding

If the participant is an employee, any ordinary income arising from an award generally is subject to withholding of income and employment taxes.

Section 162(m)

Under Section 162(m) of the Code, the Company’s deduction for awards under the 2026 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year, subject to a limited exception for certain arrangements in place as of November 2, 2017.

New Plan Benefits

All of our directors, officers, employees and consultants are eligible to receive awards under the 2026 Plan. Awards under the 2026 Plan are discretionary, and we have not approved any awards, including stock options, that are conditioned on stockholder approval of the 2026 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards, including stock options and RSUs, that may be granted in the future to executive officers, directors and employees under the 2026 Plan.

Under our general policies regarding equity awards for Outside Directors, we grant to a non-employee director (excluding an employee director who ceases to be an employee, but who remains a director) upon initial appointment to the Board an initial option to purchase a number of shares of Common Stock equal to (x) $60,000 divided by (y) the Black-Scholes value of a share on the date of grant. This initial option will vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant, subject to the director’s continued service through each vesting date, and will have a per share exercise price equal to the fair market value for a share of Common Stock on the date of grant.

In addition, under our general policies regarding equity awards for Outside Directors, on the date of each annual meeting of our stockholders, each non-employee director is granted an annual option to purchase a number of shares of Common Stock equal to equal to (x) $30,000 divided by (y) the Black-Scholes value of a share on the date of grant. This annual option will vest and become exercisable on the earlier of (i) the one-year anniversary of the date of grant or (ii) the date of our next annual meeting of stockholders, subject to the director’s continued service through the vesting date, and will have a per share exercise price equal to the fair market value for a share of Common Stock on the date of grant. In addition, under our general policies, the chair of the Board is granted an additional annual option to purchase a number of shares of Common Stock equal to (x) $40,000 divided by (y) the Black-Scholes value of a share on the date of grant, with terms similar to the terms described above for annual option awards to Outside Directors.

Notwithstanding the above, if this proposal and the 2026 Plan is approved by the stockholders, each Outside Director will receive an annual option grant in connection with this Meeting to purchase 10,000 shares of Common Stock, with the option granted to the Chair of the Board also covering an additional 13,000 shares of Common Stock, which the Board believes will result in such options covering a smaller number of shares than the number determined as described above..

Equity Compensation Plan Information

For information shown as of December 31, 2205 for outstanding awards under our equity compensation plans and for certain warrants granted to entities, excluding the proposed 2026 Plan, see the disclosures and table under this heading “Equity Benefit and Stock Plans” appearing elsewhere in this Proxy Statement. The terms of all three previous plans have expired and no new awards may be made under the plans.

The following table sets forth information about awards granted under the 2015 Plan during the year ended December 31, 2025, to our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group:

Name	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards
Thomas J. Schaefer	$3.88	12,500
Mark Kawakami	$3.88	12,500
Current Executive Officers as a group (one person)	$3.88	12,500
Non-Employee Directors (6 people)	--	--
Non-Executive Officer Employees (4 people)	--	--

Required Vote

Assuming that a quorum is present, approval of the 2026 Plan proposal requires the affirmative vote of holders of a majority of the votes cast affirmatively or negatively either in person or represented by proxy at the Meeting. Broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2026 PLAN.

PROPOSAL FOUR:
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Restated Certificate currently authorizes the Company to issue a total of 170,000,000 shares of capital stock, consisting of 150,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share.

On July 28, 2026, subject to stockholder approval, the Board approved an amendment to our Restated Certificate to, at the discretion of the Board until June 30, 2027, effect a reverse stock split of the Common Stock at a ratio of 1‑for‑2 to 1‑for‑10, with the exact ratio within such range to be determined by the Board at its discretion (the “Reverse Stock Split”). The primary goal of the Reverse Stock Split, if effected, is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Restated Certificate to effect the Reverse Stock Split. If the Reverse Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to any Reverse Stock Split and the expected stability of the per share price of the Common Stock following a Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” below.

The text of the proposed amendment to the Company’s Restated Certificate to effect the Reverse Stock Split is included as Annex B to this Proxy Statement (the “Reverse Stock Split Amendment”). If the Reverse Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this Proxy Statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “RKDA.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing minimum bid price in excess of $1.00 per share. We have in the past been, and may in the future be, unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On ________ __, 2026, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price

Requirement”). We were provided a period of 180 calendar days, or until ________ __, 2027, to regain compliance with the Bid Price Requirement.

If our Common Stock is delisted from the Nasdaq Capital Market, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on the Nasdaq Capital Market or otherwise would be in the best interests of the Company and its stockholders. Accordingly, our Board approved the Reverse Split Proposal as being in the best interests of the Company.

Risks Associated with a Reverse Stock Split

A Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on the Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented or the number of shares of Common Stock that will be outstanding at the time of any implementation of a Reverse Stock Split. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1‑for‑10.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•
our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;
•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
•
the number of shares of Common Stock outstanding at the time of any implementation of a Reverse Stock Split;
•
prevailing market conditions;
•
general economic conditions in our industry; and
•
our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. If the trading price of our Common Stock increases without effecting the Reverse Stock Split sufficiently to satisfy the Bid Price Requirement, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from the Nasdaq Capital Market for other reasons.

If our stockholders approve the Reverse Split Proposal at the Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Restated Certificate in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex B. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when the Board believes such action will be advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. If our Board does not implement the Reverse Stock Split prior to June 30, 2027, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

For illustrative purposes only, the following table contains approximate information, based on 2,409,211 shares of Common Stock outstanding as of the Record Date (the “Table Date”), that would result from the listed hypothetical reverse stock split ratios, without giving effect to the treatment of fractional shares.

Reverse Split Ratio (1)	Total Authorized (2)	Issued and Outstanding (3)	Reserved for Future Issuance (4)	Authorized Shares Available Post-Reverse Split
As of table date	150,000,000	2,409,211	13,583,703	134,007,086
1-for-2	150,000,000	1,090,858	6,791,852	142,117,290
1-for-3	150,000,000	727,238	4,527,901	144,744,861
1-for-4	150,000,000	545,429	3,395,926	146,058,645
1-for-5	150,000,000	436,343	2,716,741	146,846,916
1-for-6	150,000,000	436,343	2,263,951	147,299,706
1-for-7	150,000,000	363,619	1,940,529	147,695,852
1-for-8	150,000,000	311,674	1,697,963	147,990,363
1-for-9	150,000,000	272,714	1,509,300	148,217,986
1-for-10	150,000,000	218,172	1,358,370	148,423,458
1-for-11	150,000,000	198,338	1,234,882	148,566,780
1-for-12	150,000,000	181,810	1,131,975	148,686,215
1-for-13	150,000,000	167,824	1,044,900	148,787,276
1-for-14	150,000,000	167,824	970,265	148,861,911
1-for-15	150,000,000	145,448	905,580	148,948,972

(1) Proposed ratios ranging from 1-for-2 to 1-for-10, inclusive.

(2) Total authorized shares of Common Stock as of the Table Date.

(3) Does not include shares reserved for future issuance pursuant to outstanding options, pre-funded warrants, warrants, preferred investment options, or restricted stock units. Please note that between the date of this Proxy Statement and the date of the Meeting, we could engage in transactions involving the issuance of securities that would increase the number of issued or issuable shares from the numbers reflected in the above table. Does not reflect the impact of fractional shares.

(4) Includes and based on, as of the Table Date: (i) 173,851 shares of Common Stock issuable upon exercise of outstanding stock options granted to employees, directors and consultants at a weighted average exercise price of $14.82 per share; (ii) 9,753,852 shares issuable upon the exercise of outstanding warrants and preferred investment options at a weighted average exercise price of $1.24 per share; and (iii) 3,656,000 shares issuable upon the exercise of outstanding pre-funded warrants. Does not include any shares that may be issued pursuant to the proposed 2026 Omnibus Equity Incentive Plan, if approved by the stockholders.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board. No shares of our preferred stock are outstanding and the total number of authorized shares of preferred stock will not be affected by the Reverse Stock Split.

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards), would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

We are currently authorized to issue a maximum of 150,000,000 shares of our Common Stock. As of the Record Date, there were 2,409,211 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as the initial pool of shares available for issuance under the 2026 Plan, if approved by the stockholders, will be proportionately reduced, in accordance with the terms of the applicable option or plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1‑for‑10, and that an optionee holds options to purchase 10,000 shares of our Common Stock at an exercise price of $5.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 1,000 and the exercise price would be proportionately increased to $50.00 per share.

As of the Record Date, there are outstanding warrants and preferred investment options to purchase a total of 9,753,852 shares of Common Stock at a weighted average exercise price of $1.24 per share, and outstanding pre-funded warrants to purchase 3,656,000 shares of Common Stock. If the Reverse Stock Split is effected, the outstanding warrants and preferred investment options will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants and preferred investment options will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in a similar manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Old Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Old Common Stock are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split, if any. The transmittal letter will be accompanied by instructions specifying how to exchange your certificate representing the Old Common Stock for a statement of holding or a certificate of New Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under an equity incentive plan, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•
an individual citizen or resident of the United States;
•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
•
an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefor and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefor, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

Assuming that a quorum is present, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast affirmatively or negatively either in person or represented by proxy at the Meeting and broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote, provided that our Common Stock is listed on Nasdaq immediately before the amendment to the Restated Certificate to effect the proposal becomes effective and that we meet the listing requirements of Nasdaq relating to the minimum number of holders immediately after such amendment to our Restated Certificate becomes effective (the “Listing Condition”), in which case, abstentions with respect to the proposal will not be considered “votes cast” and will have no effect on the proposal. If the Listing Condition is not met, the Reverse Split Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock as of the Record Date, and any abstentions with respect to the Reverse Split Proposal would have the same effect as a vote against the Reverse Split Proposal. If the Listing Condition is met, any broker non-votes will have no effect on the Reverse Split Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote against the Reverse Split Proposal.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT PROPOSAL.

PROPOSAL FIVE:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Approval on a non-binding, advisory basis of the compensation of our named executive officers requires an affirmative vote of a majority of the votes cast affirmatively or negatively. Broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NONBINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL SIX:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee of the Board of Directors (the “Audit Committee”) has appointed Ramirez Jimenez International CPAs (“RJI”) as the Company’s independent registered public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 2026, and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee in its discretion may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of Arcadia and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

On March 30, 2026, following approval of the Audit Committee, the Company dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. The Audit Committee approved the decision to dismiss Deloitte. On the same day, the Audit Committee appointed RJI as the Company’s new independent registered public accounting firm for the purpose of auditing and reporting upon the financial statements of the Company for the year ended December 31, 2026. Deloitte served as Arcadia’s independent registered public accounting firm for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 2025. Neither RJI nor Deloitte nor any of their respective members has any direct or indirect financial interest in the Company.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of RJI as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain RJI or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Arcadia and our stockholders. A formal statement by representatives of RJI is not planned for the Meeting. However, representatives of RJI are expected to be present at the virtual Meeting and will be available to respond to appropriate questions by stockholders.

During the two fiscal years ended December 31, 2025, and the subsequent interim periods through March 30, 2026, there were no: (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Deloitte on the Company’s financial statements as of and for the years ended December 31, 2024 and 2025 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports included an explanatory paragraph noting that the Company has incurred recurring losses from operations and is dependent on additional financing to fund operations, and that such conditions raise substantial doubt about the Company’s ability to continue as a going concern.

We provided Deloitte with a copy of the disclosures that we made in a Current Report on Form 8‑K prior to the time the Report was filed with the SEC. We requested that Deloitte furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of Deloitte’s letter dated April 3, 2026, was attached as Exhibit 16.1 to the Report.

During the fiscal years ended December 31, 2025 and 2024, and during all subsequent interim periods through March 30, 2026, neither the Company nor anyone on its behalf consulted with RJI regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and in each case where a written report or oral advice was provided to the Company that RJI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” with its former auditors within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) Regulation S-K.

We expect that representatives of RJI will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to Deloitte & Touche LLP, which was our independent registered public accounting firm for the years indicated below, for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Audit Fees (1)	$892,001	$573,555
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	$1,895	$1,895
Total	$893,896	$575,450

(1)
Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. Audit fees in 2025 also included professional services rendered in connection with the Registration Statements on Form S-4. Audit fees in 2024 also included professional services rendered in connection with the GoodWheat discontinued operations, the proposed transaction with Roosevelt Resources, and the Registration Statement on Form S‑8.
(2)
All Other Fees consist of licensing fees for Deloitte & Touche LLP’s accounting research software.

Pre-approval Policy. Under our Audit Committee’s policy governing our use of the services of our independent registered public accountants, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In the years ended December 31, 2025 and 2024, all fees identified above under the captions “Audit Fees,” and “All Other Fees” that were billed by Deloitte & Touche LLP were approved by the Audit Committee in accordance with SEC requirements.

In the year ended December 31, 2025, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.

Vote Required

Ratification of the appointment of Ramirez Jimenez International CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires an affirmative vote of a majority of the votes cast affirmatively or negatively. Broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RAMIREZ JIMENEZ INTERNATIONAL CPAS AS ARCADIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2026.

PROPOSAL SEVEN:
ADJOURNMENT OF MEETING

The Board believes that if the number of shares of Common Stock voted in favor of the Issuance Proposal or the Reverse Split Proposal is insufficient to approve the Issuance Proposal or the Reverse Split Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Proposal and the Reverse Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the Chair of the Meeting to adjourn or postpone, and the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing, the Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal and the Reverse Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of shares of Common Stock will vote against the Issuance Proposal we could adjourn or postpone the Meeting without a vote on the proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Issuance Proposal or Reverse Split Proposal.

If it is necessary or appropriate (as determined in good faith by the Chair of the Meeting or the holders of proxies solicited by the Board) to adjourn the Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Recommendation of our Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Required Vote

The affirmative vote of a majority of the votes cast affirmatively or negatively is required for approval of this proposal. Broker non-votes, if any, and abstentions will have no effect on this proposal and will not be counted towards the vote.

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is enclosed with these materials.

It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Arcadia stockholder being solicited by this Proxy Statement, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at Arcadia Biosciences, Inc., 5956 Sherry Lane, Suite 2000, Dallas, TX 75225, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Dallas, Texas
August __, 2026

ANNEX A

ARCADIA BIOSCIENCES, INC.

2026 OMNIBUS EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders, and (c) to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” except as may otherwise be provided in a Stock Option Agreement, Restricted Stock Agreement or other applicable agreement, means the occurrence of any of the following, if such event constitutes a "change in control" as defined in Section 409A of the Code:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (w) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (x) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company, (y) to a continuing or surviving entity described in Section 2(f)(i) in connection with a merger, consolidation or corporate reorganization which does not result in a Change in Control under Section 2(f)(i)), or (z) to any other person or entity where such sale, transfer or other disposition is not a change in control event under Treasury Regulations Section 1.409A-3(i)(5)(vii);

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause, if any Person (as defined below in Section 2(f)(iv)) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control;

(iv) The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (iv), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company;

(2) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

(3) the Company; and

(4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company; or

(v) A complete winding up, liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership of” the Company or a “change in the effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definitions of change in control or other similar terms under Section 409A of the Code, and the regulations thereunder. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount will become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Arcadia Biosciences, Inc., a Delaware corporation, or any successor thereto.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Section 13 or any action taken in connection with a change in control transaction nor (ii) transfer or other disposition permitted under Section 12. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Company’s stockholders.

(p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock as of the close of market on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(q) “Fiscal Year” means the fiscal year of the Company.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Independent Contractor” means any person, including an advisor, consultant or agent engaged by the Company or a Parent or Subsidiary to render services to such entity.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10(c) of the Plan.

(bb) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(cc) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(dd) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee) “Plan” means this 2026 Omnibus Equity Incentive Plan.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing the number of Shares into which the Award or the dollar amount of the Award has been converted based upon the Fair Market Value per Share, as described in Section 8 below. Upon vesting, or the lapse of restrictions thereon, each Restricted Stock Unit will be converted into a Share on a one-for-one basis or other consideration as described in Section 8 below. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director or Independent Contractor.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 400,000 Shares (the “Initial Limit”), plus the additional Shares that may become available for issuance under the Plan pursuant to Section 3(b) below. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall not exceed (i) 4,000,000 Shares plus, (ii) to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(c) plus, (iii) to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, a number of Shares cumulatively increased on January 1, 2027 and each year thereafter equal to the lesser of (A) the Initial Limit and (B) the Annual Increase.

(b) Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each year commencing January 1, 2027, in an amount equal to the lesser of (i) four percent (4%) of the outstanding Shares on the last day of the immediately preceding calendar year or (ii) such other number of Shares determined by the Board with respect to such year commencing January 1 prior to such date (the “Annual Increase”).

(c) Lapsed, Returned Awards. To the extent an Award expires, is surrendered pursuant to an Exchange Program or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding the foregoing (and except with respect to Shares of Restricted Stock that are forfeited rather than vesting), Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. In the event the Company repurchases Shares on the open market, such shares shall not be added to the Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 3(c) will not include Shares subject to Awards that initially became available because of the substitution clause in Section 13(d) hereof.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee (in either case, the “Administrator”), which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(p)(i-iv) herein;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable foreign laws, for qualifying for favorable tax treatment under applicable foreign laws or facilitating compliance with foreign laws; sub-plans may be created for any of these purposes;

(viii) to modify or amend each Award (subject to Section 18 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(ix) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14 of the Plan;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) Exchange Program. Notwithstanding anything in this Section 4, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company’s stockholders.

(e) Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or Officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to an Officer or (b) in any way which would jeopardize the Plan’s qualification under Code Section 162(m) or Rule 16b-3.

5. Award Eligibility and Limitations. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted and in accordance with Section 2(p)(i-iv). The Fair Market Value of the Shares will be determined as of the day/date the Option with respect to such Shares is granted. With respect to the Committee’s authority in Section 4(b)(viii), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to this Section 4(b)(viii) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), subject to the provisions of Section 13. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan. Notwithstanding the foregoing, with respect to Options granted to an Outside Director, subject to the provisions of Section 13 and unless provided otherwise in the Award Agreement for the Option, the Option granted to an Outside Director shall, following termination of the Outside Director’s status as a Service Provider (whether as a result of resignation, removal, death, Disability or otherwise), remain exercisable for the full initial term of the Option specified in the Award Agreement (but in no event more than ten (10) years from the date of grant of the Option).

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.

If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued Shares to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units into which the dollar value of the grant has been converted.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion. If all of the criteria are met the number of Restricted Stock Units that are vested will convert into fully paid, non-assessible Shares, on a one-for-one basis, and be released to the Participant. The Administrator may set vesting criteria based upon the achievement of Company- wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. Each Restricted Stock Unit is equal to one Share, or the cash equivalent of one Share as determined by the Fair Market Value on the date of payment therefor.

(d) Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(e) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(f) Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed unearned Restricted Stock Units will be forfeited to the Company for future issuance.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award

Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i) Performance Measures. For each Performance Period, the Committee shall establish and set forth in writing the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant. The Performance Measures, if any, will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more objectively defined and non-discretionary factors preestablished by the Committee. Performance Measures may be one or more of the following, as determined by the Committee: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, funded collaborations, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; (27) key regulatory objectives or milestones; and (28) enterprise resource planning. Awards issued to Participants who are not subject to the limitations of Code Section 162(m) or Awards to Participants that are not intended to comply with the requirements of Code Section 162(m) may, in either case, take into account other factors (including subjective factors). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (1) in absolute terms, (2) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (3) on a per share and/or share per capita basis, (4) against the performance of the Company as a whole or against any affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (5) on a pre-tax or after-tax basis, and/or (6) using an actual foreign exchange rate or on a foreign exchange neutral basis.

(ii) Committee Discretion on Performance Measures. As determined in the discretion of the Committee, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Company as a whole or the performance of a specific Participant or one or more subsidiaries, divisions, departments, regions, stores, segments, products, functions or business units of the Company or individual project company, (c) be measured on a per share, per capita, per unit, per square foot, per employee, per store basis, and/or other objective basis (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index). Without limiting the foregoing, the Committee shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock. Awards that are not intended by the Company to comply with the performance-based compensation exception under Code Section 162(m) may take into account other factors (including subjective factors).

(e) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.

(f) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made upon the time set forth in the applicable Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(g) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence unless contrary to Applicable Law. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Participant’s employer or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Participant’s employer is not so guaranteed, then six (6) months following the first (1st ) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award in accordance with the Plan, the numerical Share limits in Section 3 of the Plan. Notwithstanding the forgoing, all adjustments under this Section 13 shall be made in a manner that does not result in taxation under Code Section 409A.

(b) Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be subject to the agreement evidencing the merger or Change in Control and will be treated as the Administrator determines, including, without limitation, that each Award may be continued, assumed, cancelled or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, in each case after taking into account appropriate adjustments for the number and kind of shares and exercise prices pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable, or that an Award may be immediately vested (and exercisable, as applicable) and settled (as applicable), in whole or in part, followed by the cancellation of such Awards upon or immediately prior to the effectiveness of such transaction, or settled for their intrinsic value (whether or not vested or exercisable) in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards if not exercised or settled and, for the avoidance of doubt, if as of the date of the occurrence of the merger or Change in Control, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment, in each case without the Participant’s consent. The successor corporation may also issue, as replacement of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. The Committee shall have full power and authority to assign the Company’s right to repurchase, right to reacquire and/or forfeiture rights to such successor or acquiring corporation. The Administrator need not treat all Awards similarly in the transaction or take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to different Participants and the vested and unvested portions of an Award.

(i) Except as set forth in an Award Agreement, in the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, immediately prior to the consummation of the Change in Control. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

(ii) For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(iii) Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the purchase price or the exercise price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price. Assumed awards or Substitute Awards, and shares issued upon exercise of such assumed or substituted awards or shares issued in connection with a merger or acquisition as and to the extent permitted by applicable Nasdaq listing rules or other applicable stock exchange rules, will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

(e) Outside Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Change in Control, the vesting of all Awards granted to Outside Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Administrator determines.

14. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, from any compensation payable to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation or social insurance contributions) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld (to the extent required to avoid adverse accounting consequences), or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld to the extent required to avoid adverse accounting consequences or Shares having a Fair Market Value in excess of such amount that have been held for such period required to avoid adverse accounting consequences. Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Code Section 409A. To the extent applicable, it is intended that this Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that this Plan and all Award Agreements shall be interpreted and applied by the Board in a manner consistent therewith, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In the event that any (i) provision of this Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of this Plan, is determined by the Board or the Administrator to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Board shall have the authority to take such actions and to make such changes to this Plan or an Award Agreement as the Board deems necessary to comply with such requirements without the consent of the Participant. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under this Plan or an Award Agreement upon a termination of employment or other service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code, or unless such payment otherwise complies with Section 409A or is exempt from Section 409A. Notwithstanding the foregoing or anything elsewhere in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and in no event whatsoever shall the Company be responsible or liable for, or indemnify, reimburse or hold harmless the Participant for, any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or for any taxes or other penalties incurred as a result of the application of Code Section 409A.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, or (if different) the Participant’s employer, nor will they interfere in any way with the Participant’s right or the Participant’s employer’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the

Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon the earlier of its adoption by the Board or the Company’s stockholders. It will continue in effect for a term of ten (10) years from such effective date, unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws or the listing requirements of The Nasdaq Stock Market.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

23. Other Laws. The Board may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. In addition, by accepting or exercising any Award granted under this Plan (or any predecessor plan), the Participant agrees to abide and be bound by any compensation or recoupment policies required by law or policies adopted by the Company pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder calling for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company. In addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

24. Severability and Reformation. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Participants who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Administrator, as appropriate, has expressly determined that this Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and such section of the Code are applicable. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonqualified Stock Option for all purposes of this Plan.

25. No Trust or Fund Created. Neither this Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

26. Status under ERISA. This Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

27. Insider Trading Policy. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by eligible Employees, officers and/or directors of the Company, as applicable, as well as with any insider trading or market abuse laws to which the Participant may be subject.

28. Amendments to Awards. Subject to the other terms and conditions of this Plan, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not currently exercisable or vested, to the extent it deems appropriate. However, amendments which materially and adversely affect the rights of a Participant shall require the Participant’s consent.

29. Regulatory Approval and Listings. In the sole discretion of the Board, the Company may file with the Securities and Exchange Commission and keep continuously effective, a registration statement on Form S-8 with respect to Shares subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue Shares under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable. In addition, and notwithstanding anything contained in this Plan to the contrary, at such time as the Company is subject to the reporting requirements of Section 12 of the Exchange Act, the Company shall have no obligation to issue Shares under this Plan prior to:

(a) if the Common Stock is listed on a stock exchange, the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(b) the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable.

30. Right to Continued Employment or Other Service. Participation in this Plan shall not give any Service Provider any right to remain in the employ or other service of the Company, any Subsidiary, or any Parent or Subsidiary. The Company or, in the case of employment or other service with a Parent or Subsidiary, the Parent or Subsidiary, reserves the right to terminate any Service Provider at any time. Further, the adoption of this Plan shall not be deemed to give any Service Provider or any other individual any right to be selected as a Participant or to be granted an Award.

31. Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with this Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

ANNEX B

FORM OF REVERSE SPLIT CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ARCADIA BIOSCIENCES, INC.

Arcadia Biosciences, Inc., a corporation organized under and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

FIRST: The name of the Corporation is Arcadia Biosciences, Inc.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, duly approved and adopted resolutions to amend Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, which is hereby amended by amending Paragraph E of such Article to provide in its entirety as follows:

“E. Reverse Split. Upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each **[two (2) to ten (10)]** [_______ (___)] shares of Old Common Stock issued and outstanding immediately prior to the Effective Time is reclassified (“Reverse Stock Split”) into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”). No fractional shares of New Common Stock shall be issued to stockholders as a result of the Reverse Stock Split, and in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

THIRD: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

FOURTH: This Certificate of Amendment shall become effective on __________ __, 202_, at [12:01a.m.], Eastern Time.

IN WITNESS WHEREOF, said Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been duly executed by its authorized officer on [●], 202[●].

ARCADIA BIOSCIENCES, INC.

By: ______________________________

Thomas J. Schaefer

President and Chief Executive Officerhe Availability of Proxy Materials for the Annual Meeting To Be Held on December 19, 2025: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V81146-P40729 ARCADIA BIOSCIENCES, INC. Annual Meeting of Stockholders December 19, 2025, at 1:00 p.m. Central Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Thomas J. Schaefer and Kevin Comcowich, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of Arcadia Biosciences, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on December 19, 2025, at 1:00 p.m. Central Time, held virtually at www.virtualshareholdermeeting.com/RKDA2025, and any adjournment or postponement thereof on all matters set forth on the reverse side and, in their discretion, upon such other matters as may properly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement, dated November 19, 2025, and a copy of Arcadia Biosciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on March 25, 2025. The undersigned hereby expressly revoke(s) any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Arcadia Biosciences, Inc., give(s) notice of such revocation. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers as described in Proposal No. 2 of the Proxy Statement, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 3 of the Proxy Statement. This proxy may be revoked at any time prior to the time it is voted. Continued and to be signed on reverse side

SCAN TO ARCADIA BIOSCIENCES, INC.VIEW MATERIALS & VOTEw5956 SHERRY LANE SUITE 2000 VOTE BY INTERNET DALLAS, TX 75225 Before The Meeting - Go to www.proxyvote.comor scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RKDA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow theinstructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. T02777-P56156 ARCADIA BIOSCIENCES, INC.ForWithholdForAll To withhold authority to vote for any individualAll AllExceptnominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1.To elect one Class II director, to hold office until the 2029 !!! Annual Meeting of Stockholders or until their respective successors have been elected and qualified: Nominee: ForAgainstAbstain 01)Gregory D. Waller The Board of Directors recommends you vote FOR the ForAgainstAbstain7.To approve a proposal to adjourn the Meeting by the !!! following proposals:Chairperson of the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and 2.To approve, pursuant to Nasdaq Listing Rule 5635(d),!!!vote of proxies in the event that there are not sufficient the potential issuance of our common stock, par votes in favor of the Issuance Proposal and Reverse Split value $0.001 per share, underlying the (a) Series A-1 Proposal. Preferred Investment Options that were sold in our June 2026 private placement transaction, which closed onJune 12, 2026.NOTE:The proxies are authorized to vote in their discretion upon suchother business as may properly come before the Annual Meetingor any adjournment or postponement thereof. 3.To approve the 2026 Omnibus Equity Incentive Plan.!!! Our Board of Directors recommends you vote FOR the election 4.To approve an amendment to our amended and restated of the director nominee named in Proposal One of the Proxy certificate of incorporation, to effect a reverse stock !!!Statement, FOR the Share Issuance as described in Proposal Two split of our outstanding shares of Common Stock, of the Proxy Statement, FOR the approval of the 2026 Omnibus at a ratio ranging from one-for-two to one-for-ten, Equity Incentive Plan as described in Proposal Three of the Proxy with the exact ratio to be set within that range at the Statement, FOR the approval of the Reverse Split Proposal as discretion of our Board of Directors without further described in Proposal Four of the Proxy Statement, FOR the approval or authorization of our stockholders. approval, on a nonbinding advisory basis, of the compensation 5.To approve, on a nonbinding advisory basis, the!!!of our named executive officers as described in Proposal compensation of our named executive officers.Five of the Proxy Statement, FOR the ratification of RamirezJimenez International CPAs as our independent registered 6.To ratify the appointment of Ramirez Jimenez International!!!public accounting firm as described in Proposal Six of the Proxy CPAs as the independent registered public accounting Statement, and FOR the Adjournment Proposal as described in firmoftheCompanyforthefiscalyearending Proposal Seven of the Proxy Statement. December 31, 2026. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on September 10, 2026: The Notice and Proxy Statement is available at www.proxyvote.com. T02778-P56156 ARCADIA BIOSCIENCES, INC. Annual Meeting of Stockholders September 10, 2026, at 1:00 p.m. Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Thomas J. Schaefer and Kevin Comcowich, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of Arcadia Biosciences, Inc. that the undersigned stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held on September 10, 2026, at 1:00 p.m. Central Time, virtually at www.virtualshareholdermeeting.com/RKDA2026, and any adjournment or postponement thereof on all matters set forth on the reverse side and, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement, dated August [TBD], 2026, and a copy of Arcadia Biosciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on March 26, 2026. The undersigned hereby expressly revoke(s) any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Arcadia Biosciences, Inc., give(s) notice of such revocation. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Our Board of Directors recommends you vote FOR the election of the director nominee named in Proposal One of the Proxy Statement, FOR the Share Issuance as described in Proposal Two of the Proxy Statement, FOR the approval of the 2026 Omnibus Equity Incentive Plan as described in Proposal Three of the Proxy Statement, FOR the approval of the Reverse Split Proposal as described in Proposal Four of the Proxy Statement, FOR the approval, on a nonbinding advisory basis, of the compensation of our named executive officers as described in Proposal Five of the Proxy Statement, FOR the ratification of Ramirez Jimenez International CPAs as our independent registered public accounting firm as described in Proposal Six of the Proxy Statement, and FOR the Adjournment Proposal as described in Proposal Seven of the Proxy Statement. Continued and to be signed on reverse side